		UNITED STATES
	Securities and Exchange Commission
	    Washington, D.C.  20549

		FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
          INVESTMENT COMPANIES

Investment Company Act file number 811-6155

American National Investment Accounts, Inc.
P.O. Box 58969
Houston, TX  77258-8969

Securities Management and Research, Inc.
P.O. Box 58969
Houston, TX 77258-8969
(800) 231-4639

Fiscal year end:  December 31

Reporting period:  December 31, 2007


Item 1	Report to Shareholders

ANNUAL REPORT

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

-    GROWTH PORTFOLIO

-    EQUITY INCOME PORTFOLIO

-    BALANCED PORTFOLIO

-    MONEY MARKET PORTFOLIO

-    GOVERNMENT BOND PORTFOLIO

-    SMALL-CAP/MID-CAP PORTFOLIO

-    HIGH YIELD BOND PORTFOLIO

-    INTERNATIONAL STOCK PORTFOLIO

FORM 9429
02/08

ANNUAL REPORT
DECEMBER 31, 2007

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

                               2450 South Shore Boulevard, League City, TX 77573

The report contained herein is included for the general information of our shareholders. This report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current prospectus. ALL INVESTORS ARE ADVISED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT COMPANIES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANIES. YOU SHOULD READ IT CAREFULLY BEFORE INVESTING.

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures the investment adviser uses in fulfilling this responsibility is included in the Funds' Statement of Additional Information and is available without charge, upon request, by calling 1-800-231-4639. The policies and procedures are also available on the Securities and Exchange Commission's website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 1-800-231-4639 and is also available on the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website, beginning with the September 30, 2004 report, at http://www.sec.gov. You may review and make copies at the SEC's Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov. A copy of the quarterly holdings report is available, without charge, upon request, by calling 1-800-231-4639.

AN EXAMPLE OF ONGOING EXPENSES

Each shareholder of the Funds may incur two types of expenses: (1) transactional, if applicable, and (2) ongoing (e.g., asset-based charges such as investment advisory fees and distribution and/or 12b-1 fees). The example, included below, is intended to help a shareholder better understand the ongoing expenses of investing in the Funds and to compare these expenses with other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2007, and held for six months ending December 31, 2007.

ACTUAL EXPENSES

The example below provides information about actual account values and actual expenses. A shareholder may use the information in this example, together with the amount they have invested, to estimate the expenses that they have paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in actual column under the heading entitled "Expenses Paid During Period" to estimate the expenses paid on their account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The example also provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a shareholder paid for the period. This information may be used to compare the ongoing expenses of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in this table are meant to help a shareholder understand the ongoing expenses only and do not reflect any transactional expenses, such as sales charges, contingent deferred sales charges on redemptions or redemption fees. Therefore, the table is useful in comparing ongoing expenses only, and will not help determine the relative total costs of owning different funds. In addition, if these transactional expenses were included, the expenses would have been higher.

                                                                    ACTUAL                    HYPOTHETICAL
                                                          ---------------------------   -----------------------
                                BEGINNING                     ENDING        EXPENSES      ENDING      EXPENSES
                                 ACCOUNT     ANNUALIZED       ACCOUNT         PAID        ACCOUNT       PAID
                                  VALUE        EXPENSE         VALUE         DURING        VALUE       DURING
FUNDS                           (07/01/07)     RATIOS     (12/31/07) (1)   PERIOD (2)   (12/31/07)   PERIOD (2)
-----------------------------   ----------   ----------   --------------   ----------   ----------   ----------
Growth Portfolio                $1,000.00       0.87%        $  983.83       $ 8.63      $1,041.30     $ 8.88
Equity Income Portfolio          1,000.00       0.79%           973.97         7.80       1,042.10       8.07
Balanced Portfolio               1,000.00       0.81%         1,001.44         8.11       1,041.90       8.27
Money Market Portfolio           1,000.00       0.56%         1,021.43         5.66       1,044.40       5.72
Government Bond Portfolio        1,000.00       0.35%         1,052.51         3.59       1,046.50       3.58
Small-Cap/Mid-Cap Portfolio      1,000.00       1.12%         1,250.00        12.60       1,038.80      11.42
High Yield Bond Portfolio        1,000.00       0.80%         1,002.36         8.01       1,042.00       8.17
International Stock Portfolio    1,000.00       1.10%         1,017.83        11.10       1,039.00      11.21

(1) The actual ending account value is based on actual total return of each of the funds for the period July 1, 2007 to December 31, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on each of the funds' actual expense ratios and a hypothetical annual return of 5% before expenses.

(2) Expenses are equal to the annualized expense ratios, shown in the table above, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the six month period).

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

On November 15, 2007, the Board of Directors of American National Investment Accounts, Inc. (the "Board") unanimously approved the renewal and extension of the investment advisory agreements with Securities Management and Research, Inc. (the "Manager") for the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio, Money Market Portfolio, Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio and International Stock Portfolio ("the Portfolios"). The Board considered a variety of factors in connection with its review of the advisory contracts (the "Contracts"), also taking into account information provided by the Manager during the course of the year, as discussed below:

NATURE, EXTENT, AND QUALITY OF SERVICES

The Board considered the nature, quality and extent of the services provided to the Portfolios by the Manager based upon information and discussion provided by the Manager relating to the services performed by the Manager under the Contracts and relating to the Manager's operations, systems, and personnel. These services included, but were not limited to, management of the investment portfolios and a variety of activities related to investment portfolio management.

The Board also took into account its familiarity with the Manager's investment management for the Funds through regular Board meetings, discussions and reports during the preceding year. The Board further considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day Fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. After careful consideration of these matters, the Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager.

EXPENSES AND PERFORMANCE

The Board evaluated reports prepared by the Manager detailing the total expense ratios of each of the Portfolios as compared to other open-end investment companies deemed to be comparable based upon the Morningstar Principia Pro database with similar Morningstar category and prospectus objective to each Portfolio. The Board compared the total expense ratios of the Portfolios for the quarter ending September 30, 2007 to funds advised by other advisors that were deemed comparable by the Morningstar database for the quarter ending September 30, 2007. The Growth Portfolio's total expense ratio was lower than the Morningstar sub-account average total expense ratio; as was that of the Balanced Portfolio, Money Market Portfolio, Government Bond Portfolio and International Stock Portfolio. The total expense ratios for the Equity Income Portfolio and Small-Cap/Mid-Cap Portfolio were slightly higher than the Morningstar sub-account average total expense ratio. The Morningstar database did not find any sub-accounts with similar categories and prospectus objectives to the High Yield Bond Portfolio. Therefore, the Board took into account that the Manager has voluntarily agreed to waive fees and/or limit expenses of this and the other Portfolios through April 30, 2009 so that total expenses are limited to a specified percentage of average daily net assets of each Portfolio. Total expenses include the management fees and administrative service fees which are paid to the Manager, but do not include interest, taxes, commissions, and other expenses incidental to portfolio transactions. Also taken under consideration were the current size of each Portfolio, and the level and method of computing the management fees. In light of these factors, the Board concluded that the fee paid to the Manager by the Funds is reasonable.

The Board reviewed the Portfolios' average annual total returns and compared these returns to comparable performance measures supplied by Lipper and Morningstar. On the basis of this evaluation of investment results, the Board concluded that the Portfolios' performance was satisfactory.

COST, BENEFITS, PROFITS AND ECONOMIES OF SCALE

The Board reviewed detailed information regarding the revenues received by the Manager under the Contracts and other benefits that the Manager may have realized from its relationship with the Portfolios. The Board also received information on the direct costs incurred by the Manager as well as profits realized. After careful consideration of this information, the Board concluded that the Manager's profits were reasonable in light of the services provided to the Portfolios.

APPROVAL OF THE CONTRACTS

As noted, the Board approved the renewal of the Contracts. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that the advisory fee structures are fair and reasonable and that the Contracts should be renewed.

AMERICAN NATIONAL GROWTH PORTFOLIO

MANAGER DISCUSSION

The Growth portfolio's objective continues to be providing the opportunity for long-term capital appreciation. The portfolio is guided by a strategy of investing primarily in the stocks of well-established companies with records of consistent and increasing earnings and cash flow growth. In 2007, the portfolio produced a return of +5.37%, after portfolio expenses, but before product specific charges. Over that same time frame, the major equity market indices also posted positive performance, as evidenced by returns on the Nasdaq (+9.80%), the S&P 500 (+3.50%) and the Dow Jones Industrial Average (+6.40%).

The best performing sectors in the S&P 500 in 2007 were Energy, Materials and Utilities due to the strength of energy and commodity prices. Laggards in S&P performance, posting negative returns, were the Financial and Consumer Discretionary sectors, a result of the downturn in housing and sub-prime debt markets.

Within the portfolio, sector allocation and security selection determine the performance of the fund against the market. Relative to the S&P 500, the fund benefited by overweighting the Technology and Energy sectors and underweighting Financials. Security selection benefited performance in the Financial and Healthcare sectors, while having negative impact in Materials and Telecommunications. The portfolio's strongest individual performers were Nokia (Information Technology), Weatherford (Energy), Schlumberger (Energy) and Goodrich (Industrials). Holdings that hampered performance included Citigroup (Financials), Wachovia (Financials), and JC Penney (Consumer Discretionary).

While equity markets had positive returns in 2007, it was a challenging year. The business cycle is in a slowdown, with much speculation that recession looms. Credit markets remain uneasy after a near liquidity crisis in the fall of 2007. The era of loose credit and liberal financing came to a halt, as major financial institutions and other investors began disclosing huge losses related to sub-prime mortgage lending, CDOs, and structured investment vehicles. The debt-laden consumer, plagued with rising mortgages, falling home values, and soaring energy costs is finally showing weakness in the economy it has supported for so long. Record levels of M&A activity and LBOs have been forced to nearly disappear due to a lack of liquidity in the market and risk-averse investors. The Federal Reserve is aggressively lowering short-term interest rates to provide liquidity and add stability to capital markets.

Market challenges are unlikely to abate in 2008, and it seems likely that corporate earnings could weaken over the next several quarters. Large cap companies with a more predictable earnings stream should outperform, as should stocks with superior growth rates. Stock selectivity will be key in this environment to select stocks with long-term appreciation and P/E multiple expansion potential.

Sincerely,

Anne M. LeMire, CPA, CFA
Portfolio Manager, Growth portfolio

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GROWTH PORTFOLIO,
                LIPPER LARGE-CAP CORE FUND INDEX AND THE S&P 500

                                     [CHART]

                                LIPPER LARGE-CAP
             GROWTH PORTFOLIO    CORE FUND INDEX    S&P 500
             ----------------   -----------------   -------
  1/1/1998        $10,000            $10,000        $10,000
12/31/1998        $11,469            $12,693        $12,858
12/31/1999        $12,912            $15,150        $15,564
12/31/2000        $13,050            $14,033        $14,146
12/31/2001        $10,911            $12,232        $12,465
12/31/2002        $ 8,190            $ 9,635        $ 9,710
12/31/2003        $10,158            $12,025        $12,496
12/31/2004        $10,991            $13,021        $13,855
12/31/2005        $11,335            $13,766        $14,535
12/31/2006        $12,819            $15,608        $16,831
12/31/2007        $13,351            $16,643        $17,757

AVERAGE ANNUAL RETURNS
1 YEAR           5.37%
5 YEAR          10.91%
10 YEAR          3.05%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The Growth Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolio's shares are available exclusively as a funding vehicle for American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS December 31, 2007

GROWTH PORTFOLIO

COMMON STOCK

                                                           SHARES       VALUE
CONSUMER DISCRETIONARY--

HOTELS, RESTAURANTS & LEISURE-- 0.38%
Starwood Hotels & Resorts Worldwide, Inc.                    1,775   $    78,153

HOUSEHOLD DURABLES--1.08%
Newell Rubbermaid Inc.                                       3,000        77,640
Stanley Works (The)                                          3,000       145,440
                                                                     -----------
                                                                         223,080

MEDIA--1.17%
Walt Disney Co. (The)                                        7,500       242,100

MULTILINE RETAIL--1.63%
Citi Trends Inc. *                                           3,000        46,320
J.C. Penney Co., Inc.                                        2,500       109,975
Target Corp.                                                 3,579       178,950
                                                                     -----------
                                                                         335,245

SPECIALTY RETAIL--2.96%
Bed Bath & Beyond Inc. *                                     2,000        58,780
Best Buy Co., Inc.                                           5,002       263,355
Home Depot, Inc. (The)                                       3,670        98,870
Limited Brands, Inc.                                         3,500        66,255
Lowe's Companies, Inc.                                       3,116        70,484
Urban Outfitters, Inc. *                                     1,875        51,112
                                                                     -----------
                                                                         608,856
                                                                     -----------
   TOTAL CONSUMER DISCRETIONARY--7.22%                                 1,487,434
                                                                     -----------

CONSUMER STAPLES--

BEVERAGES--3.08%
Coca-Cola Co. (The)                                          4,782       293,471
PepsiCo, Inc.                                                4,500       341,550
                                                                     -----------
                                                                         635,021

FOOD & STAPLES RETAILING--0.76%
SUPERVALU INC.                                               1,600        60,032
Wal-Mart Stores, Inc.                                        2,000        95,060
                                                                     -----------
                                                                         155,092

HOUSEHOLD PRODUCTS--1.78%
Procter & Gamble Co. (The)                                   5,000       367,100
                                                                     -----------
   TOTAL CONSUMER STAPLES--5.62%                                       1,157,213
                                                                     -----------

ENERGY--

ENERGY EQUIPMENT & SERVICES--3.56%
Baker Hughes Inc.                                            2,700       218,970
Schlumberger Ltd.                                            2,000       196,740
Transocean Inc.                                              1,329       190,246
Weatherford International Ltd. *                             1,850       126,910
                                                                     -----------
                                                                         732,866

OIL, GAS & CONSUMABLE FUELS--9.09%
Anadarko Petroleum Corp.                                     1,000        65,690
BP PLC ADR                                                   2,400       175,608
Chevron Corp.                                                3,000       279,990
Exxon Mobil Corp.                                            8,750       819,788
Noble Corp.                                                  3,800       214,738
Royal Dutch Shell PLC ADR                                    3,780       318,276
                                                                     -----------
                                                                       1,874,090
                                                                     -----------
   TOTAL ENERGY--12.65%                                                2,606,956
                                                                     -----------

EXCHANGE TRADED FUNDS--9.75%
PowerShares QQQ Trust Series 1                              22,450     1,150,338
SPDR Trust Series 1                                          5,875       859,219
                                                                     -----------
                                                                       2,009,557
                                                                     -----------
   TOTAL EXCHANGE TRADED FUNDS--9.75%                                  2,009,557
                                                                     -----------

FINANCIALS--

COMMERCIAL BANKS--4.98%
Bank of America Corp.                                        3,000       123,780
PNC Financial Services Group, Inc.                           5,000       328,250
U.S. Bancorp                                                 6,000       190,440
Wachovia Corp.                                               6,948       264,232
Washington Mutual, Inc.                                      2,113        28,758
Wells Fargo & Co.                                            3,000        90,570
                                                                     -----------
                                                                       1,026,030

DIVERSIFIED FINANCIAL SERVICES--5.15%
American Express Co.                                         1,000        52,020
Bear Stearns Companies Inc. (The)                              800        70,600
Charles Schwab Corp. (The)                                   4,900       125,195
Citigroup Inc.                                               7,075       208,288
Discover Financial Services                                  1,500        22,620
Federal Home Loan Mortgage Corp. Gtd. Mtg. Cert.             1,900        64,733
Goldman Sachs Group, Inc. (The)                                778       167,309
JPMorgan Chase & Co.                                         2,399       104,716
Merrill Lynch & Co., Inc.                                      700        37,576
Morgan Stanley                                               3,000       159,330
National Financial Partners Corp.                            1,075        49,031
                                                                     -----------
                                                                       1,061,418

INSURANCE--5.40%
American International Group, Inc.                           4,911       286,311
Aspen Insurance Holdings Ltd.                                3,775       108,871
Brown & Brown, Inc.                                          3,558        83,613
Hartford Financial Services Group, Inc. (The)                2,300       200,537
Prudential Financial, Inc.                                   3,500       325,640
RenaissanceRe Holdings Ltd.                                  1,775       106,926
                                                                     -----------
                                                                       1,111,898
                                                                     -----------
   TOTAL FINANCIALS--15.53%                                            3,199,346
                                                                     -----------

                                                           SHARES       VALUE
HEALTH CARE--

BIOTECHNOLOGY--3.59%
Amgen Inc. *                                                 1,250   $    58,050
Celgene Corp. *                                              2,500       115,525
Genzyme Corp. *                                              2,000       148,880
Gilead Sciences, Inc. *                                      4,000       184,040
Given Imaging Ltd. *                                         8,000       186,000
PDL BioPharma Inc. *                                         2,700        47,304
                                                                     -----------
                                                                         739,799

HEALTH CARE PROVIDERS & SERVICES--1.13%
DaVita, Inc. *                                                 850        47,898
STMicroelectronics NV                                        5,600        80,080
UnitedHealth Group Inc.                                      1,800       104,760
                                                                     -----------
                                                                         232,738

HEALTH EQUIPMENT & SUPPLIES--2.02%
Advanced Medical Optics, Inc. *                                925        22,690
Covidien Ltd.                                                  775        34,325
Hologic, Inc. *                                              1,700       116,688
Medtronic, Inc.                                              3,359       168,857
Varian Medical Systems, Inc. *                               1,400        73,024
                                                                     -----------
                                                                         415,584

PHARMACEUTICALS--5.05%
Abbott Laboratories                                          2,200       123,530
Allergan, Inc.                                               1,000        64,240
Eli Lilly & Co.                                              6,800       363,052
Endo Pharmaceuticals Holdings Inc. *                         2,100        56,007
Merck & Co. Inc.                                             6,003       348,834
Wyeth                                                        1,950        86,171
                                                                     -----------
                                                                       1,041,834
                                                                     -----------
   TOTAL HEALTH CARE--11.79%                                           2,429,955
                                                                     -----------

INDUSTRIALS--

AEROSPACE & DEFENSE--4.92%
Boeing Co. (The)                                             2,637       230,632
Goodrich Corp.                                               3,481       245,793
Honeywell International Inc.                                 2,128       131,021
Rockwell Collins, Inc.                                       3,500       251,895
United Technologies Corp.                                    2,000       153,080
                                                                     -----------
                                                                       1,012,421

AIR FREIGHT & LOGISTICS--1.27%
FedEx Corp.                                                    800        71,336
United Parcel Service, Inc. (Class B)                        2,700       190,944
                                                                     -----------
                                                                         262,280

CONSTRUCTION & ENGINEERING--0.50%
Cemex SAB de CV ADR                                          4,000       103,400

ELECTRICAL EQUIPMENT--0.14%
Tyco Electronics Ltd.                                          775        28,776

INDUSTRIAL CONGLOMERATES--2.12%
3M Co.                                                       1,300       109,616
General Electric Co.                                         8,000       296,560
Tyco International Ltd.                                        775        30,729
                                                                     -----------
                                                                         436,905

MACHINERY--1.24%
Caterpillar Inc.                                             1,100        79,816
Danaher Corp.                                                2,000       175,480
                                                                     -----------
                                                                         255,296
                                                                     -----------
   TOTAL INDUSTRIALS--10.19%                                           2,099,078
                                                                     -----------

INFORMATION TECHNOLOGY--

COMMUNICATIONS EQUIPMENT--4.87%
Arris Group Inc. *                                           4,250        42,415
Cisco Systems, Inc. *                                       12,900       349,203
Harris Corp.                                                 2,400       150,432
Motorola, Inc.                                               9,337       149,765
Nokia Oyj ADR                                                5,557       213,333
QUALCOMM Inc.                                                2,500        98,375
                                                                     -----------
                                                                       1,003,523

COMPUTER & PERIPHERALS--2.36%
EMC Corp.                                                    4,626        85,720
Hewlett-Packard Co.                                          5,787       292,128
International Business Machines Corp.                        1,000       108,100
                                                                     -----------
                                                                         485,948

ELECTRONIC EQUIPMENT & INSTRUMENTS--0.23%
Agilent Technologies, Inc. *                                 1,265        46,476

INTERNET SOFTWARE & SERVICES--0.28%
Akamai Technologies, Inc. *                                  1,650        57,090

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.78%
Analog Devices, Inc.                                         2,154        68,282
Intel Corp.                                                 10,000       266,600
KLA-Tencor Corp.                                             1,743        83,943
Linear Technology Corp.                                      2,222        70,726
Marvell Technology Group Ltd. *                              2,650        37,047
Maxim Integrated Products, Inc.                              1,743        46,155
                                                                     -----------
                                                                         572,753

                                                           SHARES       VALUE
SOFTWARE--2.95%
Electronic Arts Inc. *                                       1,700   $    99,297
Intuit Inc. *                                                3,490       110,319
Microsoft Corp.                                              5,000       178,000
Oracle Corp. *                                               9,789       221,036
                                                                     -----------
                                                                         608,652
                                                                     -----------
   TOTAL INFORMATION TECHNOLOGY--13.47%                                2,774,442
                                                                     -----------

MATERIALS--

CHEMICALS--1.52%
Dow Chemical Co. (The)                                       1,400        55,188
PPG Industries, Inc.                                         3,622       254,373
Tronox Inc. (Class B)                                          437         3,780
                                                                     -----------
                                                                         313,341

CONTAINERS & PACKAGING--0.45%
Sealed Air Corp.                                             4,000        92,560
                                                                     -----------
   TOTAL MATERIALS--1.97%                                                405,901
                                                                     -----------

TELECOMMUNICATION SERVICES--

DIVERSIFIED TELECOMMUNICATION SERVICES--1.49%
Sprint Nextel Corp.                                          6,533        85,778
Verizon Communications Inc.                                  5,056       220,897
                                                                     -----------
                                                                         306,675
                                                                     -----------
   TOTAL TELECOMMUNICATION SERVICES--1.49%                               306,675
                                                                     -----------

UTILITIES--

ELECTRIC UTILITIES--1.58%
Ameren Corp.                                                 1,778        96,385
Dominion Resources, Inc./ VA                                 1,500        71,175
Exelon Corp.                                                 1,334       108,908
Wisconsin Energy Corp.                                       1,000        48,710
                                                                     -----------
                                                                         325,178

GAS UTILITIES--1.09%
El Paso Corp.                                                9,481       163,452
Sempra Energy                                                1,000        61,880
                                                                     -----------
                                                                         225,332
                                                                     -----------
   TOTAL UTILITIES--2.67%                                                550,510
                                                                     -----------
   TOTAL COMMON STOCK--92.35%
   (Cost $15,891,098)                                                 19,027,067
                                                                     -----------

COMMERCIAL PAPER

                                                            FACE
                                                           AMOUNT       VALUE
ENERGY--

OIL, GAS & CONSUMABLE FUELS--4.55%
Wisconsin Gas Co., 4.45%, 01/03/08                        $937,000   $   936,767
                                                                     -----------
   TOTAL ENERGY--4.55%                                                   936,767
                                                                     -----------

UTILITIES--

ELECTRIC UTILITIES--3.03%
Hawaiian Electric Co., 5.80%, 01/02/08                     625,000       624,901
                                                                     -----------
   TOTAL UTILITIES--3.03%                                                624,901
                                                                     -----------
   TOTAL COMMERCIAL PAPER--7.58%
   (Cost $1,561,668)                                                   1,561,668
                                                                     -----------
   TOTAL INVESTMENTS--99.93% (Cost $17,452,766)                       20,588,735
CASH AND OTHER ASSETS, LESS LIABILITIES--0.07%                            15,145
                                                                     -----------
   NET ASSETS--100.00%                                               $20,603,880
                                                                     ===========

*--Non-income producing security

ABBREVIATIONS

ADR--American Depositary Receipt
SPDR--Standard & Poor's Depositary Receipt

See notes to financial statements.

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

                                     [CHART]

Consumer Discretionary         7.22%
Consumer Staples               5.62%
Energy                        17.21%
Exchange Traded Funds          9.76%
Financials                    15.54%
Health Care                   11.80%
Industrials                   10.20%
Information Technology        13.48%
Materials                      1.97%
Telecommunication Services     1.49%
Utilities                      5.71%

STATEMENT OF ASSETS AND LIABILITIES December 31, 2007

GROWTH PORTFOLIO

ASSETS
Investments in securities, at value (Cost $17,452,766)             $ 20,588,735
Cash and cash equivalents                                                   807
Prepaid expenses                                                          4,649
Receivable for:
   Dividends                                                             24,854
   Capital stock sold                                                    11,630
   Expense reimbursement                                                  2,081
                                                                   ------------
      TOTAL ASSETS                                                   20,632,756
                                                                   ------------
LIABILITIES
Capital stock reacquired                                                  4,731
Payable to investment adviser for fund expenses                           2,919
Accrued:
   Investment advisory fees                                               8,858
   Administrative service fees                                            4,429
Other liabilities                                                         7,939
                                                                   ------------
      TOTAL LIABILITIES                                                  28,876
                                                                   ------------
      NET ASSETS                                                   $ 20,603,880
                                                                   ============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
   Capital (par value and additional paid-in)                      $ 17,478,610
   Undistributed net investment income                                    8,152
   Accumulated net realized gain (loss) on investments                  (18,851)
   Net unrealized appreciation of investments                         3,135,969
                                                                   ------------
      NET ASSETS                                                   $ 20,603,880
                                                                   ============
SHARES OUTSTANDING ($.01 par value per share)                        11,930,520
                                                                   ============
NET ASSET VALUE                                                    $       1.73
                                                                   ============
SHARES AUTHORIZED                                                   115,000,000

STATEMENT OF OPERATIONS Year Ended December 31, 2007

GROWTH PORTFOLIO

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $2,506)                    $  383,804
Interest                                                                101,220
                                                                     ----------
      TOTAL INVESTMENT INCOME                                           485,024
                                                                     ----------
EXPENSES
Investment advisory fees                                                105,033
Administrative service fees                                              52,517
Professional fees                                                        12,660
Custody and transaction fees                                             14,043
Directors' fees and expenses                                              3,252
Compliance expenses                                                       2,389
Qualification fees                                                          270
Insurance expenses                                                        7,763
                                                                     ----------
      TOTAL EXPENSES                                                    197,927
      LESS EXPENSES REIMBURSED                                          (16,034)
                                                                     ----------
      NET EXPENSES                                                      181,893
                                                                     ----------
INVESTMENT INCOME (LOSS)--NET                                           303,131
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                              268,703
   Change in unrealized appreciation of investments                     526,333
                                                                     ----------
NET GAIN (LOSS) ON INVESTMENTS                                          795,036
                                                                     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $1,098,167
                                                                     ==========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

GROWTH PORTFOLIO

                                                        YEAR ENDED DECEMBER 31,
                                                      -------------------------
                                                          2007          2006
                                                      -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income (loss)--net                      $   303,131   $   222,536
   Net realized gain (loss) on investments                268,703     2,425,838
   Change in unrealized appreciation of investments       526,333      (354,110)
                                                      -----------   -----------
   Net increase (decrease) in net assets resulting
      from operations                                   1,098,167     2,294,264
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                                (294,979)     (222,536)
   Capital gains                                         (287,554)     (751,070)
                                                      -----------   -----------
   Total distributions to shareholders                   (582,533)     (973,606)
CAPITAL SHARE TRANSACTIONS--NET                           (71,882)      340,445
                                                      -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   443,752     1,661,103
NET ASSETS
   Beginning of year                                   20,160,128    18,499,025
                                                      -----------   -----------
   End of year                                        $20,603,880   $20,160,128
                                                      ===========   ===========
Undistributed net investment income                   $     8,152   $        --
                                                      ===========   ===========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

GROWTH PORTFOLIO

                                                                             YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------
                                                                   2007      2006      2005      2004      2003
                                                                 -------   -------   -------   -------   -------
Net asset value, beginning of year                               $  1.69   $  1.57   $  1.54   $  1.45   $  1.15
Income (loss) from investment operations
   Investment income--net                                           0.03      0.02      0.02      0.02      0.01
   Net realized and unrealized gain (loss) on investments           0.06      0.19      0.03      0.09      0.30
                                                                 -------   -------   -------   -------   -------
      Total from investment operations                              0.09      0.21      0.05      0.11      0.31
Less distributions
   Investment income--net                                          (0.03)    (0.02)    (0.02)    (0.02)    (0.01)
   Capital gains                                                   (0.02)    (0.07)     0.00      0.00      0.00
                                                                 -------   -------   -------   -------   -------
      Total distributions                                          (0.05)    (0.09)    (0.02)    (0.02)    (0.01)
                                                                 -------   -------   -------   -------   -------
Net asset value, end of year                                     $  1.73   $  1.69   $  1.57   $  1.54   $  1.45
                                                                 =======   =======   =======   =======   =======
Total return                                                        5.37%    13.09%     3.13%     7.45%    27.07%
                                                                 =======   =======   =======   =======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $20,604   $20,160   $18,499   $18,517   $16,699
Ratio of expenses with reimbursement to average net assets (1)      0.87%     0.87%     0.87%     0.87%     0.87%
Ratio of expenses without reimbursement to average net assets       0.95%     0.96%     0.96%     0.90%     0.93%
Ratio of net investment income (loss) to average net assets         1.45%     1.17%     1.16%     1.24%     0.90%
Portfolio turnover rate                                             4.96%    93.06%    34.92%     1.23%    30.15%

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.87% on the Growth Portfolio until April 30, 2009.

See notes to financial statements.

AMERICAN NATIONAL EQUITY INCOME PORTFOLIO

MANAGER DISCUSSION

The Equity Income portfolio's investment objective continues to be current income and long-term capital appreciation. In selecting common and preferred stocks, the portfolio focuses primarily on well-established companies with consistent and increasing dividend payment histories and future earnings potential sufficient to continue such dividend payments. The portfolio's goal is to maintain a dividend yield (before fees and expenses) greater than that of the S&P 500 Index.

In 2007, the portfolio produced a total return of +0.64%, after portfolio expenses, but before product specific charges. Over that same time frame, the portfolio's benchmark, the Lipper Equity Income Index, returned 2.98%. The portfolio has continued to meet the goal of maintaining a dividend yield greater than that of the market, as represented by the Standard & Poor's 500 Index. The current dividend yield on the portfolio is 3.6% (before expenses) versus 1.9% for the S&P 500.

Eight of the ten market sectors in the S&P 500 Index had positive returns for the year. The Energy (+34.4%), Materials (+22.5%) and Utilities (+19.4%) sectors were the top performing sectors, benefiting from surging energy and commodity prices. The weakest market sectors were Financials (-18.6%) and Consumer Discretionary (-13.2%), as they were believed to the most exposed to troubles in the domestic economy. The portfolio's strongest performing sectors were Energy (+28.14%), Information Technology (+15.70%) and Consumer Staples (+14.55%). The Energy sector benefited from rapidly rising oil prices which were passed on to consumers, allowing for strong earnings growth for most companies in the sector. Information Technology shares performed well as companies in the sector posted increasing earnings during the year. Consumer Staples stocks also turned in consistent, predictable earnings growth. Security selection in the Consumer Discretionary and Financials sectors boosted performance, while selectivity in the Utilities and Energy sectors hampered performance. The portfolio's strongest performers were in the Information Technology (Nokia, +88.9%), Energy (Weatherford International, +64.2%) and Consumer Staples (Bunge, +60.5%) sectors. Holdings which hampered performance included Washington Mutual (-70.1%) and National City Corp. (-55.0%), both in Financials.

There has been much discussion in the media recently of a possible recession this year, and some forecasters have even speculated that we may currently be in a recession. At a minimum, it appears that a long period of solid U.S. economic growth is now ending as the effects of the significant downturn in the domestic housing markets have resulted in much tighter financial conditions in the global economy. The simultaneous spike in energy costs has combined to dramatically reduce consumers' spending power.

As a result of these factors, the Federal Reserve has reduced its target for the Federal Funds rate by 1.25% to 3.0% since the beginning of 2008. Federal Reserve Chairman Ben Bernanke reiterated the weaker economic outlook and acknowledged in a recent speech the more pronounced downside risks, while suggesting that temporary fiscal stimulus could be helpful to the economy. Chairman Bernanke also suggested that upside inflation risks will diminish as food and energy prices moderate, possibly leaving room for additional interest rate cuts. Congress is currently debating an economic stimulus package that would distribute rebate checks to about 117 million families and give businesses incentives to invest in equipment.

2008 earnings forecasts for the S&P 500 have been reduced in recent weeks to a gain of only 8% over 2007. It is possible corporate earnings growth could improve later in the year, but growth seems almost certain to remain well below double-digit rates as the economy decelerates. Energy profits could surge again in 2008 if oil remains close to $90 per barrel and demand does not collapse due to U.S. economic weakness. Currently, the trailing twelve-month P/E ratio for the S&P 500 is 15.3x. Based on current earnings forecasts, the year-end 2008 P/E is 14x. With the economy teetering on the brink of recession, it seems highly probable that corporate operating margins and profits will be weak for the next several quarters. Thus, it is not likely that price/earnings multiples will expand meaningfully from these levels until market participants believe economic conditions have stabilized and corporate profits are poised to improve.

We expect to adhere to our conservative stock selection discipline of purchasing attractively valued equities for long-term appreciation potential while maintaining an above-market dividend yield. These characteristics should make this well-diversified portfolio an attractive core holding for conservative, income-oriented equity investors.

Sincerely,

John S. Maidlow, CFA
Portfolio Manager, Equity Income portfolio

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN EQUITY INCOME PORTFOLIO,
                LIPPER EQUITY INCOME FUND INDEX AND THE S&P 500

                                     [CHART]

               LIPPER EQUITY                     EQUITY
             INCOME FUND INDEX   S&P 500   INCOME PORTFOLIO
             -----------------   -------   ----------------
  1/1/1998         $10,000       $10,000         $10,000
12/31/1998         $11,178       $12,858         $11,320
12/31/1999         $11,646       $15,564         $12,975
12/31/2000         $12,515       $14,146         $14,873
12/31/2001         $11,864       $12,465         $13,319
12/31/2002         $ 9,914       $ 9,710         $11,684
12/31/2003         $12,475       $12,496         $14,263
12/31/2004         $14,099       $13,855         $15,689
12/31/2005         $14,917       $14,535         $16,047
12/31/2006         $17,663       $16,831         $18,984
12/31/2007         $18,188       $17,757         $18,994

AVERAGE ANNUAL RETURNS
1 YEAR     0.64%
5 YEAR    10.67%
10 YEAR    6.69%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The Equity Income Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolio's shares are available exclusively as a funding vehicle for American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS  December 31, 2007

EQUITY INCOME PORTFOLIO

COMMON STOCK

                                                           SHARES       VALUE
CONSUMER DISCRETIONARY--

HOTELS, RESTAURANTS & LEISURE--1.34%
McDonald's Corp.                                             3,100   $   182,621
Starwood Hotels & Resorts Worldwide, Inc.                    3,000       132,090
                                                                     -----------
                                                                         314,711

HOUSEHOLD DURABLES--1.93%
Newell Rubbermaid Inc.                                       3,969       102,718
Stanley Works (The)                                          3,531       171,183
Tupperware Brands Corp.                                      5,517       182,227
                                                                     -----------
                                                                         456,128

MEDIA--0.44%
CBS Corp. (Class B)                                          3,800       103,550

MULTILINE RETAIL--0.36%
J.C. Penney Co., Inc.                                        1,925        84,681

SPECIALTY RETAIL--0.91%
Limited Brands, Inc.                                         7,057       133,589
TJX Companies, Inc. (The)                                    2,725        78,289
TravelCenters of America LLC *                                 250         3,125
                                                                     -----------
                                                                         215,003
                                                                     -----------
   TOTAL CONSUMER DISCRETIONARY--4.98%                                 1,174,073
                                                                     -----------

CONSUMER STAPLES--

BEVERAGES--1.98%
Coca-Cola Co. (The)                                          3,900       239,343
PepsiCo, Inc.                                                3,000       227,700
                                                                     -----------
                                                                         467,043

FOOD PRODUCTS--3.58%
Bunge Limited                                                2,000       232,820
ConAgra Foods, Inc.                                          8,000       190,320
H.J. Heinz Co.                                               3,641       169,962
Kraft Foods Inc. (Class A)                                     692        22,580
McCormick & Co., Inc. (a)                                    3,420       129,652
Sensient Technologies Corp.                                  3,533        99,913
                                                                     -----------
                                                                         845,247

FOOD & STAPLES RETAILING--2.02%
SUPERVALU INC.                                               3,800       142,576
Wal-Mart Stores, Inc.                                        7,000       332,710
                                                                     -----------
                                                                         475,286

HOUSEHOLD PRODUCTS--1.68%
Kimberly-Clark Corp.                                         2,537       175,916
Procter & Gamble Co. (The)                                   3,001       220,333
                                                                     -----------
                                                                         396,249

PERSONAL PRODUCTS--1.45%
Alberto-Culver Co.                                           2,200        53,988
Avon Products, Inc.                                          3,725       147,249
Colgate-Palmolive Co.                                        1,800       140,328
                                                                     -----------
                                                                         341,565

TOBACCO--0.88%
Altria Group, Inc.                                           1,000        75,580
Reynolds American Inc.                                       2,000       131,920
                                                                     -----------
                                                                         207,500
                                                                     -----------
   TOTAL CONSUMER STAPLES--11.59%                                      2,732,890
                                                                     -----------

ENERGY--

ENERGY EQUIPMENT & SERVICES--3.08%
Boardwalk Pipeline Partners, LP                              5,000       155,500
Schlumberger Ltd.                                            3,300       324,621
Weatherford International Ltd. *                             3,600       246,960
                                                                     -----------
                                                                         727,081

OIL, GAS & CONSUMABLE FUELS--13.24%
Anadarko Petroleum Corp.                                     6,086       399,789
BP PLC ADR                                                   3,310       242,193
Chevron Corp.                                                7,003       653,590
Enterprise Products Partners L.P.                            2,096        66,820
Exxon Mobil Corp.                                           10,500       983,745
Natural Resource Partners L.P.                               8,000       259,680
Plains All American Pipeline, L.P.                           2,400       124,800
Royal Dutch Shell PLC ADR                                    3,419       287,880
Spectra Energy Corp.                                         4,050       104,571
                                                                     -----------
                                                                       3,123,068
                                                                     -----------
   TOTAL ENERGY--16.32%                                                3,850,149
                                                                     -----------

FINANCIALS--

COMMERCIAL BANKS--8.98%
Bank of America Corp.                                        9,928       409,629
Comerica Inc.                                                4,000       174,120
Fifth Third Bancorp                                          5,800       145,754
KeyCorp                                                      3,311        77,643
National City Corp.                                          6,500       106,990
PNC Financial Services Group, Inc.                           3,900       256,035
Regions Financial Corp.                                      3,433        81,190
TrustCo Bank Corp. NY                                       18,200       180,544
U.S. Bancorp                                                11,000       349,140
Washington Mutual, Inc.                                      2,648        36,039
Wells Fargo & Co.                                           10,000       301,900
                                                                     -----------
                                                                       2,118,984

                                                           SHARES        VALUE
DIVERSIFIED FINANCIAL SERVICES--7.18%
Allied Capital Corp.                                         4,085   $    87,827
Charles Schwab Corp. (The)                                   6,425       164,159
Citigroup Inc.                                              12,000       353,280
Colonial Properties Trust                                    2,350        53,181
Federal Home Loan Mortgage  Corp. Gtd. Mtg. Cert.            2,250        76,657
JPMorgan Chase & Co.                                         6,500       283,725
New York Community Bancorp, Inc.                            12,000       210,960
Principal Financial Group, Inc.                              3,529       242,936
Weingarten Realty Investors                                  7,000       220,080
                                                                     -----------
                                                                       1,692,805

INSURANCE--3.52%
Allstate Corp. (The)                                         2,427       126,762
Aspen Insurance Holdings Ltd.                                4,500       129,780
Prudential Financial, Inc.                                   2,150       200,036
RenaissanceRe Holdings Ltd.                                  2,275       137,046
Travelers Companies, Inc. (The)                              4,393       236,343
                                                                     -----------
                                                                         829,967

REAL ESTATE INVESTMENT TRUSTS--5.80%
BRE Properties, Inc.                                         1,750        70,928
Duke Realty Corp.                                            2,650        69,112
General Growth Properties, Inc.                              2,050        84,419
HCP, Inc.                                                    9,400       326,932
Health Care REIT, Inc.                                       2,850       127,366
Hospitality Properties Trust                                 2,500        80,550
Liberty Property Trust                                       2,400        69,144
Mack-Cali Realty Corp.                                       5,000       170,000
National Retail Properties Inc.                              4,950       115,731
Plum Creek Timber Co., Inc.                                  5,500       253,220
                                                                     -----------
                                                                       1,367,402
                                                                     -----------
   TOTAL FINANCIALS--25.48%                                            6,009,158
                                                                     -----------

HEALTH CARE --

BIOTECHNOLOGY--0.67%
Genzyme Corp. *                                                950        70,718
Gilead Sciences, Inc. *                                      1,900        87,419
                                                                     -----------
                                                                         158,137

HEALTH CARE PROVIDERS & SERVICES--0.78%
DaVita, Inc. *                                               1,025        57,759
LTC Properties, Inc.                                         5,000       125,250
                                                                     -----------
                                                                         183,009

HEALTH EQUIPMENT & SUPPLIES--0.30%
Advanced Medical Optics, Inc. *                              1,125        27,596
Covidien Ltd.                                                  975        43,183
                                                                     -----------
                                                                          70,779

PHARMACEUTICALS--7.86%
Abbott Laboratories                                          4,800       269,520
Eli Lilly and Co.                                            4,150       221,569
Johnson & Johnson                                            7,000       466,900
Merck & Co. Inc.                                             5,500       319,605
Pfizer Inc.                                                 16,481       374,613
Wyeth                                                        4,575       202,169
                                                                     -----------
                                                                       1,854,376
                                                                     -----------
   TOTAL HEALTH CARE--9.61%                                            2,266,301
                                                                     -----------

INDUSTRIALS--
AEROSPACE & DEFENSE--1.01%
United Technologies Corp.                                    3,100       237,274

COMMERCIAL SERVICES & SUPPLIES--1.29%
Deluxe Corp.                                                 3,000        98,670
Sovran Self Storage, Inc.                                    3,100       124,310
Standard Register Co. (The)                                  7,000        81,620
                                                                     -----------
                                                                         304,600

ELECTRICAL EQUIPMENT--0.15%
Tyco Electronics Ltd.                                          975        36,202

INDUSTRIAL CONGLOMERATES--4.17%
3M Co.                                                       1,986       167,460
General Electric Co.                                        20,956       776,839
Tyco International Ltd.                                        975        38,659
                                                                     -----------
                                                                         982,958

ROAD & RAIL--0.55%
Burlington Northern Santa Fe Corp.                           1,550       129,006
                                                                     -----------
   TOTAL INDUSTRIALS--7.17%                                            1,690,040
                                                                     -----------

INFORMATION TECHNOLOGY--
COMMUNICATIONS EQUIPMENT--0.99%
Harris Corp.                                                 2,700       169,236
Nokia Oyj ADR                                                1,700        65,263
                                                                     -----------
                                                                         234,499

COMPUTERS & PERIPHERALS--0.15%
International Business Machines Corp.                          325        35,133

INTERNET SOFTWARE & SERVICES--0.24%
StarTek, Inc.                                                6,000        55,860

OFFICE ELECTRONICS--0.30%
Pitney Bowes Inc.                                            1,875        71,325

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.19%
Intel Corp.                                                  8,375       223,278
Linear Technology Corp.                                      1,775        56,498
                                                                     -----------
                                                                         279,776

                                                          SHARES        VALUE
SOFTWARE--0.88%
Microsoft Corp.                                              5,850   $   208,260
                                                                     -----------
   TOTAL INFORMATION TECHNOLOGY--3.75%                                   884,853
                                                                     -----------

MATERIALS--

CHEMICALS--1.27%
Dow Chemical Co. (The)                                       3,088       121,729
E. I. du Pont de Nemours and Co.                             2,096        92,413
PPG Industries, Inc.                                         1,215        85,329
                                                                     -----------
                                                                         299,471

METALS & MINING--0.53%
Alcoa Inc.                                                   3,420       125,001

PAPER & FOREST PRODUCTS--1.03%
International Paper Co.                                      1,600        51,808
Potlatch Corp.                                               4,300       191,092
                                                                     -----------
                                                                         242,900
                                                                     -----------
   TOTAL MATERIALS--2.83%                                                667,372
                                                                     -----------

TELECOMMUNICATION SERVICES--

DIVERSIFIED TELECOMMUNICATION SERVICES--5.86%
AT&T Inc.                                                    4,743       197,119
Citizens Communications Co.                                 34,000       432,820
FairPoint Communications, Inc.                              16,100       209,622
Verizon Communications Inc.                                  9,969       435,546
Windstream Corp.                                             8,225       107,090
                                                                     -----------
                                                                       1,382,197
                                                                     -----------
   TOTAL TELECOMMUNICATION SERVICES--5.86%                             1,382,197
                                                                     -----------

UTILITIES--

ELECTRIC UTILITIES--7.17%
Ameren Corp.                                                 3,088       167,400
Consolidated Edison, Inc.                                    4,900       239,365
DTE Energy Co.                                               5,200       228,592
Duke Energy Co.                                              8,100       163,377
Integrys Energy Group, Inc.                                  4,900       253,281
Pinnacle West Capital Corp.                                  5,400       229,014
Progress Energy, Inc.                                        5,200       251,836
Southern Co.                                                 1,875        72,656
Xcel Energy, Inc.                                            3,800        85,766
                                                                     -----------
                                                                       1,691,287

GAS UTILITIES--1.86%
Nicor Inc.                                                   5,500       232,925
NiSource Inc.                                               10,900       205,901
                                                                     -----------
                                                                         438,826
                                                                     -----------
   TOTAL UTILITIES--9.03%                                              2,130,113
                                                                     -----------
   TOTAL COMMON STOCK--96.62%
   (Cost $19,567,432)                                                 22,787,146
                                                                     -----------

COMMERCIAL PAPER

                                                            FACE
                                                           AMOUNT       VALUE
ENERGY--
OIL, GAS & CONSUMABLE FUELS--1.06%
Wisconsin Gas Co., 4.45%,  01/03/08                       $250,000   $   249,938
                                                                     -----------
   TOTAL ENERGY--1.06%                                                   249,938
                                                                     -----------

UTILITIES--

ELECTRIC UTILITIES--2.20%
Hawaiian Electric Co., 5.80%,  01/02/08                    519,000       518,917
                                                                     -----------
   TOTAL UTILITIES--2.20%                                                518,917
                                                                     -----------
   TOTAL COMMERCIAL PAPER--3.26%
   (Cost $768,855)                                                       768,855
                                                                     -----------
   TOTAL INVESTMENTS--99.88%
   (Cost $20,336,287)                                                 23,556,001
CASH AND OTHER ASSETS, LESS LIABILITIES--0.12%                            28,760
                                                                     -----------
        NET ASSETS--100.00%                                          $23,584,761
                                                                     ===========

*--Non-income producing security

NOTE TO SCHEDULE OF INVESTMENTS

(a)  Non-voting shares

ABBREVIATIONS

ADR--American Depositary Receipt

See notes to financial statements.

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

                                     [CHART]

Consumer Discretionary        4.98%
Consumer Staples             11.60%
Energy                       17.41%
Financials                   25.51%
Health Care                   9.62%
Industrials                   7.17%
Information Technology        3.76%
Materials                     2.83%
Telecommunication Services    5.87%
Utilities                    11.25%

STATEMENT OF ASSETS AND LIABILITIES December 31, 2007

EQUITY INCOME PORTFOLIO

ASSETS
Investments in securities, at value (Cost $20,336,287)             $ 23,556,001
Cash and cash equivalents                                                40,304
Prepaid expenses                                                          5,359
Receivable for:
   Dividends                                                             56,110
   Capital stock sold                                                    13,142
   Expense reimbursement                                                  3,219
                                                                   ------------
      TOTAL ASSETS                                                   23,674,135
                                                                   ------------
LIABILITIES
Investment securities purchased                                          36,164
Capital stock reacquired                                                 27,183
Payable to investment adviser for fund expenses                           2,919
Accrued:
   Investment advisory fees                                              10,106
   Administrative service fees                                            5,053
Other liabilities                                                         7,949
                                                                   ------------
      TOTAL LIABILITIES                                                  89,374
                                                                   ------------
      NET ASSETS                                                   $ 23,584,761
                                                                   ============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
   Capital (par value and additional paid-in)                      $ 20,664,767
   Undistributed net investment income                                    5,114
   Accumulated net realized gain (loss) on investments                 (304,834)
   Net unrealized appreciation of investments                         3,219,714
                                                                   ------------
      NET ASSETS                                                   $ 23,584,761
                                                                   ============
SHARES OUTSTANDING ($.01 par value per share)                        13,754,283
                                                                   ============
NET ASSET VALUE                                                    $       1.71
                                                                   ============
SHARES AUTHORIZED                                                   120,000,000

STATEMENT OF OPERATIONS Year Ended December 31, 2007

EQUITY INCOME PORTFOLIO

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $1,501)                     $ 864,932
Interest                                                                 43,194
                                                                      ---------
   TOTAL INVESTMENT INCOME                                              908,126
                                                                      ---------
EXPENSES
Investment advisory fees                                                122,729
Administrative service fees                                              61,364
Professional fees                                                        12,660
Custody and transaction fees                                             12,609
Directors' fees and expenses                                              3,252
Compliance expenses                                                       2,726
Qualification fees                                                          270
Insurance expenses                                                        9,169
                                                                      ---------
   TOTAL EXPENSES                                                       224,779
   LESS EXPENSES REIMBURSED                                             (30,600)
                                                                      ---------
   NET EXPENSES                                                         194,179
                                                                      ---------
INVESTMENT INCOME (LOSS)--NET                                           713,947
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                              296,834
   Change in unrealized appreciation of investments                    (707,636)
                                                                      ---------
NET GAIN (LOSS) ON INVESTMENTS                                         (410,802)
                                                                      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $ 303,145
                                                                      =========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

EQUITY INCOME PORTFOLIO

                                                       YEAR ENDED DECEMBER 31,
                                                      -------------------------
                                                          2007          2006
                                                      -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income (loss)--net                      $   713,947   $   740,622
   Net realized gain (loss) on investments                296,834     1,699,674
   Change in unrealized appreciation of investments      (707,636)    1,437,345
                                                      -----------   -----------
   Net increase (decrease) in net assets resulting
      from operations                                     303,145     3,877,641
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                                (708,833)     (740,622)
   Capital gains                                         (601,668)   (1,699,632)
                                                      -----------   -----------
   Total distributions to shareholders                 (1,310,501)   (2,440,254)
CAPITAL SHARE TRANSACTIONS--NET                           159,436       309,232
                                                      -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (847,920)    1,746,619
NET ASSETS
   Beginning of year                                   24,432,681    22,686,062
                                                      -----------   -----------
   End of year                                        $23,584,761   $24,432,681
                                                      ===========   ===========
Undistributed net investment income                   $     5,114   $        --
                                                      ===========   ===========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

EQUITY INCOME PORTFOLIO

                                                                               YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------
                                                                   2007      2006      2005      2004      2003
                                                                 -------   -------   -------   -------   -------
Net asset value, beginning of year                               $  1.80   $  1.69   $  1.72   $  1.60   $  1.30
Income (loss) from investment operations
   Investment income--net                                           0.05      0.06      0.03      0.03      0.02
   Net realized and unrealized gain (loss) on investments          (0.04)     0.25      0.01      0.12      0.30
                                                                 -------   -------   -------   -------   -------
      Total from investment operations                              0.01      0.31      0.04      0.15      0.32
Less distributions
   Investment income--net                                          (0.05)    (0.06)    (0.03)    (0.03)    (0.02)
   Capital gains                                                   (0.05)    (0.14)    (0.04)     0.00      0.00
                                                                 -------   -------   -------   -------   -------
      Total distributions                                          (0.10)    (0.20)    (0.07)    (0.03)    (0.02)
                                                                 -------   -------   -------   -------   -------
Net asset value, end of year                                     $  1.71   $  1.80   $  1.69   $  1.72   $  1.60
                                                                 =======   =======   =======   =======   =======
Total return                                                        0.64%    18.30%     2.28%     9.31%    24.73%
                                                                 =======   =======   =======   =======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $23,585   $24,433   $22,686   $23,341   $20,958
Ratio of expenses with reimbursement to average net assets (1)      0.79%     0.79%     0.79%     0.79%     0.79%
Ratio of expenses without reimbursement to average net assets       0.92%     0.93%     0.93%     0.87%     0.89%
Ratio of net investment income (loss) to average net assets         2.92%     3.23%     1.64%     1.79%     1.49%
Portfolio turnover rate                                             5.98%    54.68%    25.57%     5.33%    24.22%

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.79% on the Equity Income Portfolio until April 30, 2009.

See notes to financial statements.

AMERICAN NATIONAL BALANCED PORTFOLIO

MANAGER DISCUSSION

The Balanced portfolio's investment objectives are to conserve principal, produce current income and achieve long-term capital appreciation. The portfolio seeks to accomplish these objectives with a balance of both growth and income through its well-diversified portfolio of stocks of primarily large-cap companies, U.S. Government agency and corporate fixed income securities, and money market instruments.

For 2007, the portfolio produced a total return of +4.82%, after portfolio expenses, but before product specific charges. The total return of the portfolio's benchmark, the Lipper Balanced Fund Index, was +6.53% for the year. As of December 31, 2007, the portfolio's asset allocation was approximately 58% equities, 15% bonds and 27% cash equivalents. The equity portion of the portfolio produced a total return (capital appreciation plus dividend income) of +5.62% in 2007, while the bond portion returned +5.38% for the year. The broad equity market, as measured by the S&P 500 Index, gained 5.49% for the year and the Lehman Intermediate Government/Credit Index returned 7.39%.

Eight of the ten market sectors in the S&P 500 Index had positive returns for the year. The Energy (+34.4%), Materials (+22.5%) and Utilities (+19.4%) sectors were the top performing sectors, benefiting from surging energy and commodity prices. The weakest market sectors were Financials (-18.6%) and Consumer Discretionary (-13.2%), as they were believed to the most exposed to troubles in the domestic economy. The portfolio's strongest performers were Energy (+30.76%), Utilities (+28.07%) and Information Technology (+18.60%). The Energy sector benefited from rapidly rising oil prices which were passed on to consumers allowing for strong earnings growth for most companies in the sector. Stock selectivity in the Financials, Information Technology, and Utilities sectors boosted performance, while selectivity in the Energy, Materials and Health Care sectors hampered performance. The portfolio's strongest performers were in the Information Technology (Nokia, +88.9%) and Materials (Freeport-McMoran Copper & Gold, +83.8%; United States Steel, +65.3%) sectors. Holdings which hampered performance included Freddie Mac (-49.8%) and Discover Financial (-47.5%), both in Financials.

There has been much discussion in the media recently of a possible recession this year, and some forecasters have even speculated that we may currently be in a recession. At a minimum, it appears that a long period of solid U.S. economic growth is now ending as the effects of the significant downturn in the domestic housing markets have resulted in much tighter financial conditions in the global economy. The simultaneous spike in energy costs has combined to dramatically reduce consumers' spending power.

As a result of these factors, the Federal Reserve has reduced its target for the Federal Funds rate by 1.25% to 3.0% since the beginning of 2008. Federal Reserve Chairman Ben Bernanke reiterated the weaker economic outlook and acknowledged in a recent speech the more pronounced downside risks, while suggesting that temporary fiscal stimulus could be helpful to the economy. Chairman Bernanke also suggested that upside inflation risks will diminish as food and energy prices moderate, possibly leaving room for additional interest rate cuts. Congress is currently debating an economic stimulus package that would distribute rebate checks to about 117 million families and give businesses incentives to invest in equipment.

2008 earnings forecasts for the S&P 500 have been reduced in recent weeks to a gain of only 8% over 2007. It is possible corporate earnings growth could improve later in the year, but growth seems almost certain to remain well below double-digit rates as the economy decelerates. Energy profits could surge again in 2008 if oil remains close to $90 per barrel and demand does not collapse due to U.S. economic weakness. Currently, the trailing twelve-month P/E ratio for the S&P 500 is 15.3x. Based on current earnings forecasts, the year-end 2008 P/E is 14x. With the economy teetering on the brink of recession, it seems highly probable that corporate operating margins and profits will be weak for the next several quarters. Thus, it is not likely that price/earnings multiples will expand meaningfully from these levels until market participants believe economic conditions have stabilized and corporate profits are poised to improve.

We expect to continue our conservative stock selection discipline of purchasing attractively valued equities for long-term appreciation potential while maintaining a high-quality, well-diversified fixed income allocation. This strategy should provide an attractive total return over the long-term and make the portfolio a desirable core holding for conservative investors seeking both capital appreciation and current income.

Sincerely

John S. Maidlow, CFA                    Anne M. LeMire, CPA CFA
Portfolio Manager, Balanced portfolio   Portfolio Manager, Balanced portfolio

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BALANCED PORTFOLIO,
                   LIPPER BALANCED FUND INDEX AND THE S&P 500

                                     [CHART]

             LIPPER BALANCED FUND INDEX   S&P 500    BALANCED PORTFOLIO
  1/1/1998            $10,000             $10,000           $10,000
12/31/1998            $11,509             $12,858           $11,355
12/31/1999            $12,542             $15,564           $12,259
12/31/2000            $12,841             $14,146           $13,020
12/31/2001            $12,426             $12,465           $12,420
12/31/2002            $11,098             $ 9,710           $11,780
12/31/2003            $13,310             $12,496           $14,024
12/31/2004            $14,506             $13,855           $14,871
12/31/2005            $15,260             $14,535           $14,939
12/31/2006            $17,030             $16,831           $16,638
12/31/2007            $18,142             $17,757           $17,439

AVERAGE ANNUAL RETURNS
1 YEAR                   4.82%
5 YEAR                   8.34%
10 YEAR                  5.72%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The Balanced Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolio's shares are available exclusively as a funding vehicle for American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS December 31, 2007

BALANCED PORTFOLIO

COMMON STOCK

                                                          SHARES        VALUE
CONSUMER DISCRETIONARY--

AUTOMOBILES--0.29%
PACCAR Inc.                                                  1,125   $    61,290

HOTELS, RESTAURANTS & LEISURE--1.05%
Host Hotels & Resorts Inc.                                   1,164        19,835
McDonald's Corp.                                             1,800       106,038
Starwood Hotels & Resorts Worldwide, Inc.                    1,902        83,745
Wyndham Worldwide Corp.                                        645        15,196
                                                                     -----------
                                                                         224,814

HOUSEHOLD DURABLES--0.78%
Newell Rubbermaid Inc.                                       2,425        62,759
Stanley Works (The)                                          2,150       104,232
                                                                     -----------
                                                                         166,991

MEDIA--1.44%
CBS Corp. (Class B)                                          1,266        34,498
Time Warner Inc.                                             4,041        66,717
Viacom Inc. (Class B) *                                      1,250        54,900
Walt Disney Co. (The)                                        4,750       153,330
                                                                     -----------
                                                                         309,445

MULTILINE RETAIL--1.00%
Kohl's Corp. *                                                 625        28,625
J.C. Penney Co., Inc.                                        1,418        62,378
Target Corp.                                                 2,450       122,500
                                                                     -----------
                                                                         213,503

SPECIALTY RETAIL--1.75%
Best Buy Co., Inc.                                           1,925       101,351
Limited Brands, Inc.                                         4,900        92,757
Lowe's Companies, Inc.                                       3,750        84,825
TJX Companies, Inc. (The)                                    2,000        57,460
Urban Outfitters, Inc. *                                     1,375        37,482
                                                                     -----------
                                                                         373,875
                                                                     -----------
   TOTAL CONSUMER DISCRETIONARY--6.31%                                 1,349,918
                                                                     -----------

CONSUMER STAPLES--

BEVERAGES--1.48%
Coca-Cola Co. (The)                                          2,732       167,663
International Flavors & Fragrances Inc.                        570        27,434
PepsiCo, Inc.                                                1,600       121,440
                                                                     -----------
                                                                         316,537

FOOD PRODUCTS--1.71%
Bunge Limited                                                  850        98,949
H.J Heinz Co.                                                1,307        61,011
McCormick & Co., Inc. (b)                                    2,615        99,135
Sensient Technologies Corp.                                  3,800       107,464
                                                                     -----------
                                                                         366,559

FOOD & STAPLES RETAILING--1.09%
SUPERVALU INC.                                               2,200        82,544
Wal-Mart Stores, Inc.                                        3,175       150,908
                                                                     -----------
                                                                         233,452

HOUSEHOLD PRODUCTS--1.52%
Kimberly-Clark Corp.                                         1,187        82,307
Procter & Gamble Co. (The)                                   3,300       242,286
                                                                     -----------
                                                                         324,593

PERSONAL PRODUCTS--0.82%
Alberto-Culver Co.                                           1,125        27,607
Avon Products, Inc.                                          1,900        75,107
Colgate-Palmolive Co.                                          925        72,113
                                                                     -----------
                                                                         174,827
                                                                     -----------
   TOTAL CONSUMER STAPLES--6.62%                                       1,415,968
                                                                     -----------

ENERGY--

ENERGY EQUIPMENT & SERVICES--1.08%
Schlumberger Ltd.                                            1,188       116,864
Weatherford International Ltd. *                             1,662       114,013
                                                                     -----------
                                                                         230,877

OIL, GAS & CONSUMABLE FUELS--5.51%
Anadarko Petroleum Corp.                                     1,664       109,308
BP PLC ADR                                                   2,410       176,340
Chevron Corp.                                                3,607       336,641
Exxon Mobil Corp.                                            5,938       556,331
                                                                     -----------
                                                                       1,178,620
                                                                     -----------
   TOTAL ENERGY--6.59%                                                 1,409,497
                                                                     -----------

FINANCIALS--

COMMERCIAL BANKS--3.22%
Bank of America Corp.                                        5,000       206,300
PNC Financial Services Group, Inc.                           2,850       187,102
U.S. Bancorp                                                 3,800       120,612
Wachovia Corp.                                               1,781        67,731
Wells Fargo & Co.                                            3,562       107,537
                                                                     -----------
                                                                         689,282

DIVERSIFIED FINANCIAL SERVICES--3.73%
Allied Capital Corp.                                         1,775        38,162
Bear Stearns Companies Inc. (The)                              475        41,919
Charles Schwab Corp. (The)                                   3,575        91,341
Citigroup Inc.                                               6,533       192,332
Discover Financial Services                                  1,900        28,652
Federal Home Loan Mortgage Corp. Gtd.  Mtg. Cert.            1,901        64,767
Goldman Sachs Group, Inc. (The)                                475       102,149
JPMorgan Chase & Co.                                         1,325        57,836
Morgan Stanley                                               2,732       145,097
National Financial Partners Corp.                              800        36,488
                                                                     -----------
                                                                         798,743

                                                          SHARES        VALUE
INSURANCE--3.40%
Allstate Corp. (The)                                           951   $    49,671
American International Group, Inc.                           2,587       150,822
Aspen Insurance Holdings Ltd.                                2,425        69,937
Genworth Financial Inc. (Class A)                            2,800        71,260
Prudential Financial, Inc.                                   2,137       198,826
RenaissanceRe Holdings Ltd.                                  1,050        63,252
Travelers Companies, Inc. (The)                              2,301       123,794
                                                                     -----------
                                                                         727,562
                                                                     -----------
   TOTAL FINANCIALS--10.35%                                            2,215,587
                                                                     -----------

HEALTH CARE--

BIOTECHNOLOGY--0.44%
Amgen Inc. *                                                   600        27,864
Genzyme Corp. *                                                400        29,776
Gilead Sciences, Inc. *                                        800        36,808
                                                                     -----------
                                                                          94,448

HEALTH CARE PROVIDERS & SERVICES--0.38%
DaVita, Inc. *                                                 575        32,401
Patterson Companies Inc. *                                   1,400        47,530
                                                                     -----------
                                                                          79,931

HEALTH EQUIPMENT & SUPPLIES--0.97%
Advanced Medical Optics, Inc. *                                650        15,944
Beckman Coulter, Inc.                                        1,070        77,896
Covidien Ltd.                                                  575        25,467
Varian Medical Systems, Inc. *                                 900        46,944
Zimmer Holdings, Inc. *                                        631        41,741
                                                                     -----------
                                                                         207,992

PHARMACEUTICALS--5.50%
Abbott Laboratories                                          2,500       140,375
Allergan, Inc.                                               1,424        91,478
Endo Pharmaceuticals Holdings Inc. *                           900        24,003
Eli Lilly and Co.                                            2,425       129,471
Johnson & Johnson                                            4,395       293,146
Merck & Co. Inc.                                             2,615       151,958
Pfizer Inc.                                                 10,804       245,575
Wyeth                                                        2,300       101,637
                                                                     -----------
                                                                       1,177,643
                                                                     -----------
   TOTAL HEALTH CARE--7.29%                                            1,560,014
                                                                     -----------

INDUSTRIALS--

AEROSPACE & DEFENSE--1.07%
General Dynamics Corp.                                         825        73,417
Goodrich Corp.                                                 945        66,726
L-3 Communications Holdings, Inc.                              400        42,376
Northrop Grumman Corp.                                         600        47,184
                                                                     -----------
                                                                         229,703

AIR FREIGHT & LOGISTICS--0.23%
FedEx Corp.                                                    550        49,043

COMMERCIAL SERVICES & SUPPLIES--0.49%
Avis Budget Group, Inc. *                                      230         2,990
Cintas Corp.                                                   900        30,258
R. R. Donnelley & Sons Co.                                   1,000        37,740
Equifax Inc.                                                   900        32,724
                                                                     -----------
                                                                         103,712

ELECTRICAL EQUIPMENT--0.10%
Tyco Electronics Ltd.                                          575        21,350

INDUSTRIAL CONGLOMERATES--2.29%
3M Co.                                                       1,100        92,752
General Electric Co.                                        10,125       375,334
Tyco International Ltd.                                        575        22,799
                                                                     -----------
                                                                         490,885

MACHINERY--1.73%
Caterpillar Inc.                                               500        36,280
Danaher Corp.                                                  875        76,772
Dover Corp.                                                    800        36,872
Eaton Corp.                                                    500        48,475
Illinois Tool Works Inc.                                     1,125        60,232
Ingersoll-Rand Co. Ltd. (Class A)                            1,200        55,764
Parker Hannifin Corp.                                          750        56,482
                                                                     -----------
                                                                         370,877

ROAD & RAIL--0.27%
Burlington Northern Santa Fe Corp.                             700        58,261

TRADING COMPANIES & DISTRIBUTORS--0.21%
W.W. Grainger, Inc.                                            500        43,760

TRANSPORTATION INFRASTRUCTURE--0.18%
Ryder System, Inc.                                             800        37,608
                                                                     -----------
   TOTAL INDUSTRIALS--6.57%                                            1,405,199
                                                                     -----------

INFORMATION TECHNOLOGY--

COMMUNICATIONS EQUIPMENT--2.15%
Arris Group Inc. *                                           2,000        19,960
Cisco Systems, Inc. *                                        6,200       167,834
Harris Corp.                                                 1,450        90,886
Motorola, Inc.                                               3,900        62,556
Nokia Oyj ADR                                                3,087       118,510
                                                                     -----------
                                                                         459,746

COMPUTER & PERIPHERALS--2.06%
Dell Inc. *                                                  5,907       144,781
EMC Corp.                                                    5,000        92,650
Electronics for Imaging, Inc. *                              1,000        22,480

                                                          SHARES        VALUE
Hewlett-Packard Co.                                          3,210   $   162,041
International Business Machines Corp.                          175        18,918
                                                                     -----------
                                                                         440,870

ELECTRONIC EQUIPMENT & INSTRUMENTS--0.17%
Agilent Technologies, Inc. *                                 1,000        36,740

IT SERVICES--0.12%
Global Payments Inc.                                           550        25,586

INTERNET SOFTWARE & SERVICES--0.18%
Akamai Technologies, Inc. *                                  1,075        37,195

OFFICE ELECTRONICS--0.18%
Pitney Bowes Inc.                                            1,025        38,991

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.12%
Intel Corp.                                                  6,057       161,480
Linear Technology Corp.                                        900        28,647
Texas Instruments Inc.                                       1,500        50,100
                                                                     -----------
                                                                         240,227
SOFTWARE--2.60%
Electronic Arts Inc. *                                         714        41,705
Microsoft Corp.                                             11,282       401,639
Oracle Corp. *                                               4,988       112,629
                                                                     -----------
                                                                         555,973
                                                                     -----------
   TOTAL INFORMATION TECHNOLOGY--8.58%                                 1,835,328
                                                                     -----------

MATERIALS--

CHEMICALS--0.51%
Dow Chemical Co. (The)                                       1,000        39,420
Eastman Chemical Co.                                           300        18,327
PPG Industries, Inc.                                           413        29,005
Sigma-Aldrich Corp.                                            400        21,840
                                                                     -----------
                                                                         108,592

CONTAINERS & PACKAGING--0.06%
Ball Corp.                                                     300        13,500

METALS & MINING--0.34%
Freeport-McMoRan Copper & Gold, Inc.                           134        13,727
Nucor Corp.                                                    600        35,532
United States Steel Corp.                                      200        24,182
                                                                     -----------
                                                                          73,441

PAPER & FOREST PRODUCTS--0.25%
International Paper Co.                                        900        29,142
Louisiana-Pacific Corp.                                        650         8,892
MeadWestvaco Corp.                                             500        15,650
                                                                     -----------
                                                                          53,684
                                                                     -----------
   TOTAL MATERIALS--1.16%                                                249,217
                                                                     -----------

TELECOMMUNICATION SERVICES--

DIVERSIFIED TELECOMMUNICATION SERVICES--1.23%
Sprint Nextel Corp.                                          5,900        77,467
Verizon Communications Inc.                                  2,900       126,701
Windstream Corp.                                             4,500        58,590
                                                                     -----------
                                                                         262,758

WIRELESS TELECOMMUNICATION SERVICES--0.41%
Vodafone Group PLC ADR                                       2,392        89,269
                                                                     -----------
   TOTAL TELECOMMUNICATION SERVICES--1.64%                               352,027
                                                                     -----------

UTILITIES--

ELECTRIC UTILITIES--2.80%
Ameren Corp.                                                 1,900       102,999
CenterPoint Energy, Inc.                                     2,727        46,714
Constellation Energy Group                                   2,614       268,013
Exelon Corp.                                                   900        73,476
Southern Co.                                                 1,900        73,625
Wisconsin Energy Corp.                                         714        34,779
                                                                     -----------
                                                                         599,606
                                                                     -----------
   TOTAL UTILITIES--2.80%                                                599,606
                                                                     -----------
   TOTAL COMMON STOCK--57.91%
   (Cost $10,090,234)                                                 12,392,361
                                                                     -----------
CORPORATE BONDS

                                                          FACE
                                                         AMOUNT
CONSUMER DISCRETIONARY--

AUTO COMPONENTS--0.47%
TRW Inc., 6.30%, 05/15/08 (a)                          $   100,000       100,351

AUTOMOBILES--0.56%
DaimlerChrysler NA Hldg, 7.20%, 09/01/09                   115,000       118,585
                                                                     -----------
   TOTAL CONSUMER DISCRETIONARY--1.03%                                   218,936
                                                                     -----------

CONSUMER STAPLES--

PERSONAL PRODUCTS--1.48%
Avon Products, Inc., 7.15%, 11/15/09                       300,000       316,722
                                                                     -----------
   TOTAL CONSUMER STAPLES--1.48%                                         316,722
                                                                     -----------

FINANCIALS--
z
COMMERCIAL BANKS--1.04%
Washington Mutual, Inc., 4.20%, 01/15/10                   250,000       223,340

DIVERSIFIED FINANCIAL SERVICES--2.59%
General Electric Capital Co., 3.75%, 12/15/09              200,000       198,350
HSBC Finance Corp., 5.875%, 02/01/09                       250,000       252,112
Weingarten Realty Investors, 7.35%, 07/20/09               100,000       103,025
                                                                     -----------
                                                                         553,487
                                                                     -----------
   TOTAL FINANCIALS--3.63%                                               776,827
                                                                     -----------

                                                           FACE
                                                          AMOUNT        VALUE
INDUSTRIALS--

TRANSPORTATION INFRASTRUCTURE--0.90%
Hertz Corp., 7.40%, 03/01/11                           $   200,000   $   193,000
                                                                     -----------
   TOTAL INDUSTRIALS--0.90%                                              193,000
                                                                     -----------
   TOTAL CORPORATE BONDS--7.04%
   (Cost $1,523,684)                                                   1,505,485
                                                                     -----------

U S GOVERNMENT AGENCY SECURITIES

U S GOVERNMENT AGENCY SECURITIES--15.82%
Federal Farm Credit Bank, 4.15%, 11/30/09                  200,000       200,009
Federal Home Loan Bank, 4.12%, 01/03/08                    724,000       723,833
Federal Home Loan Bank, 4.40%, 12/28/09                    350,000       350,017
Federal Home Loan Mortgage Corp., 3.06%, 07/15/08 (a)      500,000       496,500
Federal Home Loan Mortgage Corp., Pool # 360100,
   9.00%, 04/01/20                                           1,402         1,513
Federal National Mortgage Assoc., 4.15%, 01/15/08        1,114,000     1,112,205
Federal National Mortgage Assoc., 4.75%, 08/25/08 (a)      500,000       501,385
                                                                     -----------
                                                                       3,385,462
                                                                     -----------

   TOTAL U S GOVERNMENT AGENCY SECURITIES--15.82%
   (Cost $3,381,116)                                                   3,385,462
                                                                     -----------
   TOTAL BONDS AND NOTES--22.86%
   (Cost $4,904,800)                                                   4,890,947
                                                                     -----------

COMMERCIAL PAPER

CONSUMER DISCRETIONARY--

MEDIA--1.35%
Walt Disney Co., 4.25%, 01/11/08                           289,000       288,659
                                                                     -----------
   TOTAL CONSUMER DISCRETIONARY--1.35%                                   288,659
                                                                     -----------

FINANCIALS--

DIVERSIFIED FINANCIALS--7.35%
Goldman Sachs Group, Inc., 5.10%, 01/07/08                 514,000       513,562
Textron Financial Corp., 5.00%, 01/09/08                 1,060,000     1,058,822
                                                                     -----------
                                                                       1,572,384
                                                                     -----------
   TOTAL FINANCIALS--7.35%                                             1,572,384
                                                                     -----------

UTILITIES--

ELECTRIC UTILITIES--9.79%
Hawaiian Elecrtic Co., 5.80%, 01/04/08                     769,000       768,628
Idaho Power Co., 5.45%, 01/08/08                           358,000       357,620
Wisconsin Electric Power Co., 4.50%, 01/02/08              970,000       969,878
                                                                     -----------
                                                                       2,096,126
                                                                     -----------
   TOTAL UTILITIES--9.79%                                              2,096,126
                                                                     -----------
   TOTAL COMMERCIAL PAPER--18.49%
   (Cost $3,957,169)                                                   3,957,169
                                                                     -----------
   TOTAL INVESTMENTS--99.26%
   (Cost $18,952,203)                                                 21,240,477
CASH AND OTHER ASSETS, LESS LIABILITIES--0.74%                           159,303
                                                                     -----------
   NET ASSETS--100.00%                                               $21,399,780
                                                                     ===========

*--Non-income producing securities

ABBREVIATIONS
ADR--American Depositary Receipt

NOTE TO SCHEDULE OF INVESTMENTS
(a)  Long term obligations that will mature in less than one year.
(b)  Non-voting shares

See notes to financial statements.

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

                                     [CHART]

Consumer Discretionary         8.75%
Consumer Staples               8.16%
Energy                         6.64%
Financials                    21.49%
Health Care                    7.34%
Industrials                    7.52%
Information Technology         8.64%
Materials                      1.17%
Telecommunication Services     1.66%
U S Government                15.94%
Utilities                     12.69%

STATEMENT OF ASSETS AND LIABILITIES December 31, 2007

BALANCED PORTFOLIO

ASSETS
Investments in securities, at value (Cost $18,952,203)              $ 21,240,477
Cash and cash equivalents                                                  1,338
Prepaid expenses                                                           4,815
Receivable for:
   Investment securities sold                                                 11
   Dividends                                                              21,020
   Capital stock sold                                                    131,819
   Interest                                                               40,919
   Expense reimbursement                                                   3,493
                                                                    ------------
      TOTAL ASSETS                                                    21,443,892
                                                                    ------------
LIABILITIES
Investment securities purchased                                           19,473
Payable to investment adviser for fund expenses                            2,919
Accrued:
   Investment advisory fees                                                9,181
   Administrative service fees                                             4,590
Other liabilities                                                          7,949
                                                                    ------------
      TOTAL LIABILITIES                                                   44,112
                                                                    ------------
      NET ASSETS                                                    $ 21,399,780
                                                                    ============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
   Capital (par value and additional paid-in)                       $ 19,078,665
   Undistributed net investment income                                    27,553
   Accumulated net realized gain (loss) on investments                     5,288
   Net unrealized appreciation of investments                          2,288,274
                                                                    ------------
      NET ASSETS                                                    $ 21,399,780
                                                                    ============
SHARES OUTSTANDING ($.01 par value per share)                         13,941,749
                                                                    ============
NET ASSET VALUE                                                     $       1.53
                                                                    ============
SHARES AUTHORIZED                                                    115,000,000

STATEMENT OF OPERATIONS Year Ended December 31, 2007

BALANCED PORTFOLIO

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $499)                        $248,751
Interest                                                                449,972
                                                                       --------
      TOTAL INVESTMENT INCOME                                           698,723
                                                                       --------
EXPENSES
Investment advisory fees                                                101,861
Administrative service fees                                              50,931
Professional fees                                                        12,660
Custody and transaction fees                                             17,315
Directors' fees and expenses                                              3,252
Compliance expenses                                                       2,036
Qualification fees                                                          270
Insurance expenses                                                        6,343
                                                                       --------
      TOTAL EXPENSES                                                    194,668
      LESS EXPENSES REIMBURSED                                          (29,412)
                                                                       --------
      NET EXPENSES                                                      165,256
                                                                       --------
INVESTMENT INCOME (LOSS)--NET                                           533,467
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                               68,077
   Change in unrealized appreciation of investments                     322,033
                                                                       --------
NET GAIN (LOSS) ON INVESTMENTS                                          390,110
                                                                       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $923,577
                                                                       ========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

BALANCED PORTFOLIO

                                                       YEAR ENDED DECEMBER 31,
                                                      -------------------------
                                                          2007          2006
                                                      -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income (loss)--net                      $   533,467   $   386,882
   Net realized gain (loss) on investments                 68,077       269,373
   Change in unrealized appreciation of investments       322,033     1,041,114
                                                      -----------   -----------
   Net increase (decrease) in net assets resulting
      from operations                                     923,577     1,697,369
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                                (505,914)     (386,882)
   Capital gains                                          (62,789)     (257,101)
                                                      -----------   -----------
   Total distributions to shareholders                   (568,703)     (643,983)
CAPITAL SHARE TRANSACTIONS--NET                         4,058,844     1,518,735
                                                      -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 4,413,718     2,572,121
NET ASSETS
   Beginning of year                                   16,986,062    14,413,941
                                                      -----------   -----------
   End of year                                        $21,399,780   $16,986,062
                                                      ===========   ===========
Undistributed net investment income                   $    27,553   $        --
                                                      ===========   ===========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

BALANCED PORTFOLIO

                                                                              YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------
                                                                   2007        2006      2005      2004      2003
                                                                 -------     -------   -------   -------   -------
Net asset value, beginning of year                               $  1.50     $  1.40   $  1.45   $  1.41   $  1.20
Income (loss) from investment operations
   Investment income--net                                           0.04        0.04      0.03      0.03      0.03
   Net realized and unrealized gain (loss) on investments           0.03        0.12     (0.02)     0.06      0.21
                                                                 -------     -------   -------   -------   -------
      Total from investment operations                              0.07        0.16      0.01      0.09      0.24
Less distributions
   Investment income--net                                          (0.04)      (0.04)    (0.03)    (0.03)    (0.03)
   Capital gains                                                    0.00***    (0.02)    (0.03)    (0.02)    (0.00)
                                                                 -------     -------   -------   -------   -------
      Total distributions                                          (0.04)      (0.06)    (0.06)    (0.05)    (0.03)
                                                                 -------     -------   -------   -------   -------
Net asset value, end of year                                     $  1.53     $  1.50   $  1.40   $  1.45   $  1.41
                                                                 =======     =======   =======   =======   =======
Total return                                                        4.82%      11.37%     0.46%     6.03%    20.05%
                                                                 =======     =======   =======   =======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $21,400     $16,986   $14,414   $13,764   $11,577
Ratio of expenses with reimbursement to average net assets (1)      0.81%       0.81%     0.81%     0.81%     0.81%
Ratio of expenses without reimbursement to average net assets       0.96%       1.00%     1.01%     0.96%     0.99%
Ratio of net investment income (loss) to average net assets         2.63%       2.56%     2.09%     2.06%     2.18%
Portfolio turnover rate                                            19.04%      15.09%    25.83%    17.42%    17.07%

***  Amount less than $0.01

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.81% on the Balanced Portfolio until April 30, 2009.

See notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2007

MONEY MARKET PORTFOLIO

                                                       INTEREST/
U S GOVERNMENT AGENCY SHORT-TERM            MATURITY     STATED       FACE
OBLIGATIONS                                   DATE      RATE(%)      AMOUNT         VALUE
                                            --------   ---------   ----------   -----------
U S GOVERNMENT AGENCY SECURITIES--100.26%
Federal Home Loan Bank                      01/04/08     4.160     $2,320,000   $ 2,319,194
Federal Home Loan Bank                      01/07/08     4.200      4,783,000     4,779,644
Federal Home Loan Bank                      01/09/08     4.180      2,359,000     2,356,805
Federal Home Loan Bank                      01/16/08     4.300      4,890,000     4,881,232
Federal National Mortgage Assoc.            01/02/08     4.200      3,722,000     3,721,565
Federal National Mortgage Assoc.            01/03/08     4.130      3,570,000     3,569,179
Federal National Mortgage Assoc.            01/08/08     4.200      4,831,000     4,827,046
Federal National Mortgage Assoc.            01/10/08     4.230      3,276,000     3,272,530
Federal National Mortgage Assoc.            01/11/08     4.270      6,260,000     6,252,564
Federal National Mortgage Assoc.            01/14/08     4.290      3,217,000     3,212,009
Federal National Mortgage Assoc.            01/15/08     4.300      5,191,000     5,182,308
Federal National Mortgage Assoc.            01/17/08     4.260      2,700,000     2,694,885
Federal National Mortgage Assoc.            01/18/08     4.150      2,160,000     2,155,765
Federal National Mortgage Assoc.            01/22/08     4.100      1,777,000     1,772,750
                                                                                -----------
                                                                                 50,997,476
                                                                                -----------
   TOTAL U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS--100.26%
      (Cost $50,997,476)                                                         50,997,476
                                                                                -----------
   TOTAL INVESTMENTS--100.26%
   (Cost $50,997,476)                                                            50,997,476
   LIABILITIES IN EXCESS OF OTHER ASSETS--(0.26)%                                  (131,471)
                                                                                -----------
   NET ASSETS--100.00%                                                          $50,866,005
                                                                                ===========

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2007

MONEY MARKET PORTFOLIO

ASSETS
Investments in securities, at value (Cost $50,997,476)            $   50,997,476
Cash and cash equivalents                                                  5,410
Prepaid expenses                                                           9,908
Receivable for:
   Capital stock sold                                                     38,945
   Expense reimbursement                                                  12,767
                                                                  --------------
      TOTAL ASSETS                                                    51,064,506
                                                                  --------------
LIABILITIES
Capital stock reacquired                                                 155,527
Payable to investment adviser for fund expenses                            2,919
Accrued:
   Investment advisory fees                                               21,444
   Administrative service fees                                            10,722
Other liabilities                                                          7,889
                                                                  --------------
      TOTAL LIABILITIES                                                  198,501
                                                                  --------------
      NET ASSETS                                                  $   50,866,005
                                                                  ==============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
   Capital (par value and additional paid-in)                     $   50,866,005
                                                                  --------------
      NET ASSETS                                                  $   50,866,005
                                                                  ==============
SHARES OUTSTANDING ($.01 par value per share)                         50,866,005
                                                                  ==============
NET ASSET VALUE                                                   $         1.00
                                                                  ==============
SHARES AUTHORIZED                                                  1,050,000,000

STATEMENT OF OPERATIONS Year Ended December 31, 2007

MONEY MARKET PORTFOLIO

INVESTMENT INCOME
Interest                                                             $2,300,863
                                                                     ----------
   TOTAL INVESTMENT INCOME                                            2,300,863
                                                                     ----------
EXPENSES
Investment advisory fees                                                231,665
Administrative service fees                                             115,832
Professional fees                                                        12,660
Custody and transaction fees                                             12,739
Directors' fees and expenses                                              3,252
Compliance expenses                                                       5,086
Qualification fees                                                          270
Insurance expenses                                                       15,366
                                                                     ----------
   TOTAL EXPENSES                                                       396,870
   LESS EXPENSES REIMBURSED                                            (137,472)
                                                                     ----------
   NET EXPENSES                                                         259,398
                                                                     ----------
INVESTMENT INCOME (LOSS)--NET                                         2,041,465
                                                                     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $2,041,465
                                                                     ==========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

MONEY MARKET PORTFOLIO

                                                     YEAR ENDED DECEMBER 31,
                                                    -------------------------
                                                        2007          2006
                                                    -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income (loss)--net                    $ 2,041,465   $ 1,640,135
DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income--net                               (2,041,465)   (1,640,135)
CAPITAL SHARE TRANSACTIONS--Net                      10,173,464     6,351,500
                                                    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              10,173,464     6,351,500
NET ASSETS
   Beginning of year                                 40,692,541    34,341,041
                                                    -----------   -----------
   End of year                                      $50,866,005   $40,692,541
                                                    ===========   ===========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

MONEY MARKET PORTFOLIO

                                                                             YEAR ENDED DECEMBER  31,
                                                                 -----------------------------------------------
                                                                   2007      2006      2005      2004     2003
                                                                 -------   -------   -------   -------   -------
Net asset value, beginning of year                               $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
Income (loss) from investment operations
   Investment income--net                                           0.04      0.04      0.03      0.01      0.01
                                                                 -------   -------   -------   -------   -------
      Total from investment operations                              0.04      0.04      0.03      0.01      0.01
Less distributions
   Investment income--net                                          (0.04)    (0.04)    (0.03)    (0.01)    (0.01)
                                                                 -------   -------   -------   -------   -------
      Total distributions                                          (0.04)    (0.04)    (0.03)    (0.01)    (0.01)
                                                                 -------   -------   -------   -------   -------
Net asset value, end of year                                     $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                                 =======   =======   =======   =======   =======
Total return                                                        4.54%     4.42%     2.61%     0.77%     0.54%
                                                                 =======   =======   =======   =======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $50,866   $40,693   $34,341   $29,991   $18,397
Ratio of expenses with reimbursement to average net assets (1)      0.56%     0.56%     0.56%     0.56%     0.56%
Ratio of expenses without reimbursement to average net assets       0.86%     0.87%     0.88%     0.84%     0.88%
Ratio of net investment income (loss) to average net assets         4.43%     4.37%     2.60%     0.80%     0.54%

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.56% on the Money Market Portfolio until April 30, 2009.

See notes to financial statements.

AMERICAN NATIONAL GOVERNMENT BOND PORTFOLIO

MANAGER DISCUSSION

The Government Bond portfolio seeks to provide current income, liquidity, and safety of principal through investment in a portfolio consisting primarily of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. For the twelve months ended December 31, 2007, the portfolio provided a total return of 7.31%, after portfolio expenses but before product specific charges.

The portfolio benefited from its positioning in the 3-5 year area of the yield curve with an average maturity of 4.27 years and a duration of 3.16 years. The Treasury market outperformed the agency market in 2007, so weighting decisions toward agency securities were a drag on performance.

Treasuries staged an unusually impressive rally during the past year. Weakness in the housing sector and overall economy, as well as concerns that the beleaguered banks could face a year end liquidity squeeze, provided fuel for the government bond rally. There was steady demand throughout the year, but Treasury price gains were the most vigorous in August, when investors grew nervous about the crisis in sub-prime mortgages and began shunning all forms of investment with exposure to these problems. The 10-year Treasury note began 2007 at 4.7% and closed the year at 4.02%. Among other things, lower Treasury yields signal that investors expect the Federal Reserve to continue to cut the Fed Funds rate. The central bank cut rates by a full point in the latter part of 2007. The continuing declines in yields is a classic sign that more rate cuts, and continued weakness in housing and other areas of the economy, are expected by bond market investors into 2008.

The credit crisis during the second half of 2007 led to a strong "flight to quality" trade, as many investors abandoned all credit-sensitive sectors of the fixed income markets in favor of Treasuries. As a result we believe Treasuries are fully pricing in our expected level of Fed easing for next year, and we see better value in agencies and agency mortgages.

We believe that agency bonds are at attractive levels and that Fannie Mae and Freddie Mac will retain their coveted AAA ratings. Agency spreads were more than 70 basis points above Treasuries, their highest level since 2000, due to large third-quarter write-downs at Fannie and Freddie. Agency spreads have since tightened from earlier levels, as the agencies have successfully raised significant amounts of capital, but they remain an attractive value to Treasuries.

Agency mortgage backed bonds (MBS) have underperformed Treasuries in 2007, as the housing market correction, sub-prime mortgage meltdown, and the credit crisis have all taken a toll on the sector. Back in late August option adjusted spreads (OAS) first approached 90 basis points, and these securities continue to trade at historically attractive yields. AAA-rated agency-backed MBS currently yield about 5.5%, about 200 basis points more than like-duration Treasuries.

We continue to look for value in favorable positioning on the yield curve, as well as analyzing heavier weightings in spread product over Treasuries. We are forecasting a trading range of 3.50% to 4.75% on the 10 year Treasury. The likely tug of war between slowing economic growth and continued inflation pressures, as well as periodic bouts of risk aversion, are likely to keep interest rates within this range during the first half of 2008.

Respectfully,

Anne M. LeMire, CPA, CFA
Portfolio Manager, Government Bond portfolio

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GOVERNMENT BOND PORTFOLIO
                AND THE LIPPER GENERAL U.S. GOVERNMENT FUND INDEX

                                     [CHART]

               GOVERNMENT       LIPPER GENERAL U.S.
             BOND PORTFOLIO   GOVERNMENT FUND INDEX
             --------------   ---------------------
5/1/2000        $10,000              $10,000
12/31/2000      $10,829              $10,959
9/30/2001       $11,561              $11,765
12/31/2001      $11,622              $11,691
12/31/2002      $12,578              $12,857
9/30/2003       $12,694              $13,093
12/31/2003      $12,826              $13,079
12/31/2004      $13,047              $13,517
12/31/2005      $13,344              $13,857
12/31/2006      $13,787              $14,326
12/31/2007      $14,795              $15,249

AVERAGE ANNUAL RETURNS

1 YEAR          7.31%
5 YEAR          3.30%
SINCE INCEPTION 5.25%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The Government Bond Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolio's shares are available exclusively as a funding vehicle for American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS December 31, 2007

GOVERNMENT BOND PORTFOLIO

                                                                                   INTEREST/
CORPORATE BONDS                                                         MATURITY     STATED       FACE
                                                                          DATE      RATE(%)      AMOUNT       VALUE
FINANCIALS--
INSURANCE--1.62%
21st Century Insurance Group                                            12/15/13   5.900       $ 230,000   $   242,702
                                                                                                           -----------
   TOTAL FINANCIALS--1.62%                                                                                     242,702
                                                                                                           -----------
MATERIALS--
METALS & MINING--3.63%
Carpenter Technology Corp.                                              05/15/13   6.625         500,000       544,530
                                                                                                           -----------
   TOTAL MATERIALS--3.63%                                                                                      544,530
                                                                                                           -----------
   TOTAL CORPORATE BONDS--5.25%
      (Cost $735,809)                                                                                          787,232
                                                                                                           -----------

U S GOVERNMENT AGENCY AND U S GOVERNMENT SECURITIES

U S GOVERNMENT AGENCY SECURITIES--34.03%
Federal Home Loan Mortgage Corp.                                        03/15/11   5.625         500,000       529,588
Federal Home Loan Mortgage Corp.                                        07/15/12   5.125         690,000       725,268
Federal National Mortgage Assoc.                                        08/15/09   5.375         950,000       976,178
Federal National Mortgage Assoc.                                        05/15/11   6.000         750,000       804,829
Federal National Mortgage Assoc.                                        01/23/12   5.500         750,000       750,288
Federal National Mortgage Assoc.                                        03/26/12   5.400         750,000       752,734
Federal National Mortgage Assoc.                                        10/15/13   4.625         550,000       566,164
                                                                                                           -----------
                                                                                                             5,105,049
U S GOVERNMENT SECURITIES--49.26%
U S Treasury Bond                                                       08/15/09   3.500         850,000       855,645
U S Treasury Bond                                                       05/15/17   8.750       1,250,000     1,700,586
U S Treasury Note                                                       08/31/11   4.625       1,000,000     1,046,875
U S Treasury Note                                                       09/30/11   4.500         700,000       730,297
U S Treasury Note                                                       10/31/11   4.625         950,000       995,571
U S Treasury Note                                                       11/15/12   4.000         700,000       718,867
U S Treasury Note                                                       08/15/15   4.250         700,000       718,484
U S Treasury Note                                                       02/15/16   4.500         600,000       624,515
                                                                                                           -----------
                                                                                                             7,390,840
                                                                                                           -----------
   TOTAL U S GOVERNMENT AGENCY AND U S GOVERNMENT SECURITIES --83.29%
      (Cost $12,202,280)                                                                                    12,495,889
                                                                                                           -----------
U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS
U S GOVERNMENT AGENCY SECURITIES--10.26%
Federal Home Loan Bank                                                  01/02/08   4.260         390,000       389,954
Federal Home Loan Bank                                                  01/04/08   4.050         350,000       349,882
Federal National Mortgage Assoc.                                        01/11/08   4.280         800,000       799,048
                                                                                                           -----------
                                                                                                             1,538,884
                                                                                                           -----------
   TOTAL U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS--10.26%
      (Cost $1,538,884)                                                                                      1,538,884
                                                                                                           -----------
   TOTAL INVESTMENTS--98.80%
      (Cost $14,476,973)                                                                                    14,822,005
   CASH AND OTHER ASSETS, LESS LIABILITIES--1.20%                                                              179,950
                                                                                                           -----------
   NET ASSETS--100.00%                                                                                     $15,001,955
                                                                                                           ===========

NOTE TO SCHEDULE OF INVESTMENTS

See notes to financial statements.

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

                                     [CHART]

1.64%    Financials
3.67%    Materials
94.69%   U S Government

STATEMENT OF ASSETS AND LIABILITIES December 31, 2007

GOVERNMENT BOND PORTFOLIO

ASSETS
Investments in securities, at value (Cost $14,476,973)               $14,822,005
Cash and cash equivalents                                                 25,277
Prepaid expenses                                                           2,971
Receivable for:
   Capital stock sold                                                      5,486
   Interest                                                              159,412
   Expense reimbursement                                                   8,527
                                                                     -----------
      TOTAL ASSETS                                                    15,023,678
                                                                     -----------
LIABILITIES
Capital stock reacquired                                                   1,401
Payable to investment adviser for fund expenses                            2,919
Accrued:
   Investment advisory fees                                                6,323
   Administrative service fees                                             3,162
Other liabilities                                                          7,918
                                                                     -----------
      TOTAL LIABILITIES                                                   21,723
                                                                     -----------
      NET ASSETS                                                     $15,001,955
                                                                     ===========
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
   Capital (par value and additional paid-in)                        $14,883,888
   Undistributed net investment income                                     6,463
   Accumulated net realized gain (loss) on investments                  (233,428)
   Net unrealized appreciation of investments                            345,032
                                                                     -----------
      NET ASSETS                                                     $15,001,955
                                                                     ===========
SHARES OUTSTANDING ($.01 par value per share)                         14,250,670
                                                                     ===========
NET ASSET VALUE                                                      $      1.05
                                                                     ===========
SHARES AUTHORIZED                                                     30,000,000

STATEMENT OF OPERATIONS Year Ended December 31, 2007

GOVERNMENT BOND PORTFOLIO

INVESTMENT INCOME
Interest                                                             $  663,717
                                                                     ----------
      TOTAL INVESTMENT INCOME                                           663,717
                                                                     ----------
EXPENSES
Investment advisory fees                                                 70,291
Administrative service fees                                              35,145
Professional fees                                                        12,660
Custody and transaction fees                                              5,960
Directors' fees and expenses                                              3,252
Compliance expenses                                                       1,565
Qualification fees                                                          270
Insurance expenses                                                        5,211
                                                                     ----------
      TOTAL EXPENSES                                                    134,354
      LESS EXPENSES REIMBURSED                                          (85,100)
                                                                     ----------
      NET EXPENSES                                                       49,254
                                                                     ----------
INVESTMENT INCOME (LOSS)--NET                                           614,463
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                               34,478
   Change in unrealized appreciation of investments                     363,440
                                                                     ----------
NET GAIN (LOSS) ON INVESTMENTS                                          397,918
                                                                     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $1,012,381
                                                                     ==========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

GOVERNMENT BOND PORTFOLIO

                                                                      YEAR ENDED DECEMBER 31,
                                                                     -------------------------
                                                                        2007           2006
                                                                     -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income (loss)--net                                     $   614,463   $   539,547
   Net realized gain (loss) on investments                                34,478      (147,442)
   Change in unrealized appreciation of investments                      363,440        91,970
                                                                     -----------   -----------
   Net increase (decrease) in net assets resulting from operations     1,012,381       484,075
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                                               (608,000)     (540,033)
CAPITAL SHARE TRANSACTIONS--NET                                        1,500,657       435,414
                                                                     -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                1,905,038       379,456
NET ASSETS
   Beginning of year                                                  13,096,917    12,717,461
                                                                     -----------   -----------
   End of year                                                       $15,001,955   $13,096,917
                                                                     ===========   ===========
Undistributed net investment income                                  $     6,463   $        --
                                                                     ===========   ===========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

GOVERNMENT BOND PORTFOLIO

                                                                              YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------
                                                                   2007      2006      2005      2004     2003
                                                                 -------   -------   -------   -------   -------
Net asset value, beginning of year                               $  1.02   $  1.03   $  1.04   $  1.05   $  1.09
Income (loss) from investment operations
   Investment income--net                                           0.04      0.04      0.03      0.03      0.03
   Net realized and unrealized gain (loss) on investments           0.03     (0.01)    (0.01)    (0.01)    (0.01)
                                                                 -------   -------   -------   -------   -------
      Total from investment operations                              0.07      0.03      0.02      0.02      0.02
Less distributions
   Investment income--net                                          (0.04)    (0.04)    (0.03)    (0.03)    (0.03)
   Capital gains                                                    0.00      0.00      0.00      0.00     (0.03)
                                                                 -------   -------   -------   -------   -------
      Total distributions                                          (0.04)    (0.04)    (0.03)    (0.03)    (0.06)
                                                                 -------   -------   -------   -------   -------
Net asset value, end of year                                     $  1.05   $  1.02   $  1.03   $  1.04   $  1.05
                                                                 =======   =======   =======   =======   =======
Total return                                                        7.31%     3.32%     2.28%     1.72%     1.97%
                                                                 =======   =======   =======   =======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $15,002   $13,097   $12,717   $11,298   $11,234
Ratio of expenses with reimbursement to average net assets (1)      0.35%     0.35%     0.35%     0.35%     0.35%
Ratio of expenses without reimbursement to average net assets       0.96%     0.96%     0.95%     0.90%     0.93%
Ratio of net investment income (loss) to average net assets         4.39%     4.22%     3.34%     2.73%     3.02%
Portfolio turnover rate                                            55.56%    44.55%    54.09%    65.14%    87.12%

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.35% on the Government Bond Portfolio until April 30, 2009.

See notes to financial statements.

AMERICAN NATIONAL SMALL-CAP/MID-CAP PORTFOLIO

MANAGER DISCUSSION

The Small-Cap/Mid-Cap portfolio seeks to provide long-term capital growth by investing primarily in stocks of small and medium sized companies. During 2007, the portfolio experienced a period of high volatility before recovering in the fourth quarter. By year-end, the Small-Cap/Mid-Cap portfolio had returned 29.03% after portfolio expenses, but before product-specific charges, as compared to a total return of 3.50% for the S&P 500 and a 9.8% price only total return for NASDAQ.

The first quarter of the year began well, but turbulence in China's markets and concerns about oil prices, housing prices and subprime mortgages led to lower stock valuations. The September-October rally healed all wounds and the portfolio ended the year well.

Results for the portfolio were helped by strong showings in such diverse issues as MasterCard, Ritchie Brothers, Intuitive Surgical, Chipotle Mexican Grill and VMWare. In addition to technology issues Apple and Amazon, we owned several Chinese companies including Baidu, New Oriental Education and Ctrip.com. We continue to participate in the technology sector with interests in Concur, Omniture and NetSuite. Medical stocks include Novo-Nordisk, Charles River, Lifecell and Hologic. Agricultural holdings include Monsanto, Bunge, Potash and Mosaic. Losses were incurred in Suntech Power, Fortress, First Marblehead, Precision Castparts, F 5Networks and Ciena.

We will hold true to our mission of seeking to maximize opportunities within the realm of small and medium sized companies. We also plan on maintaining our tradition of offering investors an aggressive investing approach, coupled with prudent diversification, as we seek to benefit from appealing growth situations.

Whatever the market has in store for 2008, you have our pledge to continue to work on your behalf toward the goal of delivering attractive long term returns.

Sincerely,

Ned Moore
Portfolio Manager, Small-Cap/Mid-Cap portfolio

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                         IN SMALL-CAP/MID-CAP PORTFOLIO,
              THE LIPPER SMALL-CAP GROWTH FUND INDEX AND THE NASDAQ

                                     [CHART]


                SMALL-CAP             LIPPER SMALL
                /MID-CAP              -CAP GROWTH
                PORTFOLIO   NASDAQ    FUND INDEX
5/1/2000        $10,000     $10,000     $10,000
12/31/2000      $ 6,600     $ 5,402     $ 8,879
9/30/2001       $ 2,500     $ 3,278     $ 6,300
12/31/2001      $ 3,000     $ 4,265     $ 7,747
12/31/2002      $ 1,300     $ 2,920     $ 5,593
9/30/2003       $ 2,200     $ 3,907     $ 7,220
12/31/2003      $ 2,400     $ 4,381     $ 8,097
12/31/2004      $ 2,600     $ 4,572     $ 8,970
12/31/2005      $ 2,700     $ 4,635     $ 9,449
12/31/2006      $ 3,100     $ 5,077     $10,456
12/31/2007      $ 4,000     $ 5,575     $11,467

AVERAGE ANNUAL RETURNS

1 YEAR  29.03%
5 YEAR  25.21%
SINCE INCEPTION (11.26)%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The Small-Cap/Mid-Cap Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolio's shares are available exclusively as a funding vehicle for American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS December 31, 2007

SMALL-CAP/MID-CAP PORTFOLIO

COMMON STOCK


                                                               SHARES     VALUE
CONSUMER DISCRETIONARY--
DIVERSIFIED CONSUMER SERVICES--2.75%
Capella Education Co. *                                         2,600   $170,196

HOTELS, RESTAURANTS & LEISURE--3.10%
Chipotle Mexican Grill, Inc. *                                  1,300    191,191

INTERNET & CATALOG RETAIL--3.00%
Amazon.com, Inc. *                                              2,000    185,280

LEISURE EQUIPMENT & PRODUCTS--0.93%
Ctrip.com International Ltd. ADR                                1,000     57,470

MEDIA--3.69%
Central European Media Enterprises Ltd. *                       1,200    139,176
New Oriental Education & Technology Group, Inc. *               1,100     88,649
                                                                      ----------
                                                                         227,825

TEXTILES, APPAREL & LUXURY GOODS--2.39%
Deckers Outdoor Corp.                                             800    124,048
Lululemon Athletica Inc. *                                        500     23,685
                                                                      ----------
                                                                         147,733
                                                                      ----------
   TOTAL CONSUMER DISCRETIONARY--15.86%                                  979,695
                                                                      ----------
CONSUMER STAPLES--

FOOD PRODUCTS--2.45%
Bunge Limited                                                   1,300    151,333
                                                                      ----------
   TOTAL CONSUMER STAPLES--2.45%                                         151,333
                                                                      ----------

ENERGY--

ENERGY EQUIPMENT & SERVICES--11.08%
Clean Energy Fuels Corp. *                                      1,400     21,196
First Solar, Inc. *                                               900    240,426
SunPower Corp. *                                                1,600    208,624
Suntech Power Holdings Co., Ltd. *                              1,800    148,176
Yingli Green Energy Holding Co. Ltd. ADR *                      1,700     65,790
                                                                      ----------
                                                                         684,212
                                                                      ----------
   TOTAL ENERGY--11.08%                                                  684,212
                                                                      ----------
FINANCIALS--

DIVERSIFIED FINANCIAL SERVICES--5.47%
FCStone Group Inc.                                              3,800    174,914
GFI Group Inc.                                                  1,700    162,724
                                                                      ----------
                                                                         337,638

REAL ESTATE INVESTMENT TRUSTS--0.43%
Chimera Investment Corp.                                        1,500     26,820
                                                                      ----------
   TOTAL FINANCIALS--5.90%                                               364,458
                                                                      ----------

HEALTH CARE--

BIOTECHNOLOGY--6.74%
Applera Corporation--Celera Group *                           1,000       15,870
IDEXX Laboratories, Inc. *                                    1,500       87,945
Invitrogen Corp. *                                            1,400      130,774
Novo Nordisk A/S ADR                                          2,800      181,608
                                                                      ----------
                                                                         416,197

HEALTH CARE PROVIDERS & SERVICES--1.48%
Medco Health Solutions, Inc. *                                  900       91,260

HEALTH EQUIPMENT & SUPPLIES--6.72%
athenahealth Inc. *                                           1,400       50,400
Hologic, Inc. *                                                 400       27,456
Intuitive Surgical, Inc. *                                      600      194,700
LifeCell Corp. *                                              3,300      142,263
                                                                      ----------
                                                                         414,819

PHARMACEUTICALS--2.45%
Charles River Laboratories International, Inc. *              2,300      151,340
                                                                      ----------
   TOTAL HEALTH CARE--17.39%                                           1,073,616
                                                                      ----------
INDUSTRIALS--

COMMERCIAL SERVICES & SUPPLIES--7.74%
K12 Inc. *                                                    2,800       72,464
MasterCard, Inc.                                              1,000      215,200
Ritchie Bros. Auctioneers Inc.                                2,300      190,210
                                                                      ----------
                                                                         477,874

CONSTRUCTION & ENGINEERING--2.76%
Foster Wheeler Ltd. *                                         1,100      170,522

ELECTRICAL EQUIPMENT--1.65%
Woodward Governor Co.                                         1,500      101,925

MACHINERY--1.29%
Bucyrus International, Inc.                                     800       79,512
                                                                      ----------
   TOTAL INDUSTRIALS--13.44%                                             829,833
                                                                      ----------
INFORMATION TECHNOLOGY--

COMPUTER & PERIPHERALS--3.97%
Apple Inc. *                                                  1,100      217,888
Sigma Designs, Inc. *                                           500       27,600
                                                                      ----------
                                                                         245,488

IT SERVICES--1.74%
Taleo Corp. (Class A) *                                       3,600      107,208

                                                             SHARES      VALUE
INTERNET SOFTWARE & SERVICES--5.45%
Baidu.com, Inc. ADR *                                           400   $  156,156
ComScore Inc.                                                 2,000       65,260
NetSuite Inc. *                                                 800       31,344
Perfect World Co. Ltd. ADR *                                  3,000       83,640
                                                                      ----------
                                                                         336,400
SOFTWARE--7.77%
Comverge Inc. *                                               1,300       40,937
Concur Technologies, Inc. *                                   3,900      141,219
Echelon Corp. *                                                 400        8,256
Omniture, Inc. *                                              1,700       56,593
MSCI Inc. (Class A) *                                           800       30,720
PROS Holdings, Inc. *                                         1,200       23,544
VMware Inc. (Class A) *                                       2,100      178,479
                                                                      ----------
                                                                         479,748
                                                                      ----------
   TOTAL INFORMATION TECHNOLOGY--18.93%                                1,168,844
                                                                      ----------
MATERIALS--

CHEMICALS--9.01%
Monsanto Co.                                                  1,700      189,873
Mosaic Co. (The) *                                            1,900      179,246
Potash Corp. of Saskatchewan Inc.                             1,300      187,148
                                                                      ----------
                                                                         556,267

METALS & MINING--2.24%
Precision Castparts Corp.                                      1000      138,700
                                                                      ----------
   TOTAL MATERIALS--11.25%                                               694,967
                                                                      ----------
TELECOMMUNICATION SERVICES--

WIRELESS TELECOMMUNICATION SERVICES--2.49%
Vimpel-Communications ADR                                     3,700      153,920
                                                                      ----------
   TOTAL TELECOMMUNICATION SERVICES--2.49%                               153,920
                                                                      ----------
   TOTAL COMMON STOCK--98.79%
   (Cost $4,973,383)                                                   6,100,878
                                                                      ----------
   TOTAL INVESTMENTS--98 .79%
   (Cost $4,973,383)                                                   6,100,878
CASH AND OTHER ASSETS, LESS LIABILITIES--1.21%                            74,917
                                                                      ----------
   NET ASSETS--100.00%                                                $6,175,795
                                                                      ==========

*--Non-income producing securities

ABBREVIATIONS

ADR--American Depositary Receipt

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

                                     [CHART]

Consumer Discretionary       16.06%
Consumer Staples              2.48%
Energy                       11.22%
Financials                    5.97%
Health Care                  17.60%
Industrials                  13.60%
Information Technology       19.16%
Materials                    11.39%
Telecommunication Services    2.52%

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2007

SMALL-CAP/MID-CAP PORTFOLIO

ASSETS
Investments in securities, at value (Cost $4,973,383)               $ 6,100,878
Cash and cash equivalents                                               124,495
Prepaid expenses                                                            999
Receivable for:
   Investment securities sold                                           159,688
   Capital stock sold                                                     1,573
   Expense reimbursement                                                  8,612
                                                                    -----------
      TOTAL ASSETS                                                    6,396,245
                                                                    -----------

LIABILITIES
   Investment securities purchased                                      199,334
Capital stock reacquired                                                  2,478
Payable to investment adviser for fund expenses                           2,919
Accrued:
   Investment advisory fees                                               6,474
   Administrative service fees                                            1,295
Other liabilities                                                         7,950
                                                                    -----------
      TOTAL LIABILITIES                                                 220,450
                                                                    -----------
      NET ASSETS                                                    $ 6,175,795
                                                                    ===========
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
   Capital (par value and additional paid-in)                       $ 5,673,425
   Accumulated net realized gain (loss) on investments                 (625,125)
   Net unrealized appreciation of investments                         1,127,495
                                                                    -----------
      NET ASSETS                                                    $ 6,175,795
                                                                    ===========
SHARES OUTSTANDING ($.01 par value per share)                        15,626,005
                                                                    ===========
NET ASSET VALUE                                                     $      0.40
                                                                    ===========
SHARES AUTHORIZED                                                    40,000,000

STATEMENT OF OPERATIONS Year Ended December 31, 2007

SMALL-CAP/MID-CAP PORTFOLIO

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $1,493)                    $   48,092
Interest                                                                  2,140
                                                                     ----------
      TOTAL INVESTMENT INCOME                                            50,232
                                                                     ----------
EXPENSES
Investment advisory fees                                                 65,545
Administrative service fees                                              13,109
Professional fees                                                        12,660
Custody and transaction fees                                             46,556
Directors' fees and expenses                                              3,252
Compliance expenses                                                         632
Qualification fees                                                          270
Insurance expenses                                                        1,930
                                                                     ----------
      TOTAL EXPENSES                                                    143,954
      LESS EXPENSES REIMBURSED                                          (85,167)
                                                                     ----------
      NET EXPENSES                                                       58,787
                                                                     ----------
INVESTMENT INCOME (LOSS)--NET                                            (8,555)
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                              866,905
   Change in unrealized appreciation of investments                     470,257
                                                                     ----------
NET GAIN (LOSS) ON INVESTMENTS                                        1,337,162
                                                                     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $1,328,607
                                                                     ==========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

SMALL-CAP/MID-CAP PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                                     -----------------------
                                                                        2007         2006
                                                                     ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income (loss)--net                                     $   (8,555)  $   (6,201)
   Net realized gain (loss) on investments                              866,905      310,819
   Change in unrealized appreciation of investments                     470,257      220,869
                                                                     ----------   ----------
   Net increase (decrease) in net assets resulting from operations    1,328,607      525,487
CAPITAL SHARE TRANSACTIONS--NET                                        (203,397)     960,900
                                                                     ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               1,125,210    1,486,387
NET ASSETS
   Beginning of year                                                  5,050,585    3,564,198
                                                                     ----------   ----------
   End of year                                                       $6,175,795   $5,050,585
                                                                     ==========   ==========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

SMALL-CAP/MID-CAP PORTFOLIO

                                                                               YEAR ENDED DECEMBER 31,
                                                                 ---------------------------------------------------
                                                                   2007       2006       2005       2004       2003
                                                                 -------    -------    -------    -------    -------
Net asset value, beginning of year                               $  0.31    $  0.27    $  0.26    $  0.24    $  0.13
Income (loss) from investment operations
   Net realized and unrealized gain (loss) on investments           0.09       0.04       0.01       0.02       0.11
                                                                 -------    -------    -------    -------    -------
      Total from investment operations                              0.09       0.04       0.01       0.02       0.11
                                                                 -------    -------    -------    -------    -------
Net asset value, end of year                                     $  0.40    $  0.31    $  0.27    $  0.26    $  0.24
                                                                 =======    =======    =======    =======    =======
Total return                                                       29.03%     14.81%      3.85%      8.33%     84.62%
                                                                 =======    =======    =======    =======    =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $ 6,176    $ 5,051    $ 3,564    $ 3,265    $ 2,337
Ratio of expenses with reimbursement to average net assets (1)      1.12%      1.12%      1.12%      1.12%      1.12%
Ratio of expenses without reimbursement to average net assets       2.75%      3.02%      3.18%      3.25%      3.05%
Ratio of net investment income (loss) to average net assets        (0.16)%    (0.14)%    (0.60)%    (0.36)%    (0.94)%
Portfolio turnover rate                                           381.02%    407.00%    464.91%    448.28%    222.29%

(1) SM&R has voluntarily agreed to waive or reduce expenses to 1.12% on the Small-Cap/Mid-Cap Portfolio until April 30, 2009.

See notes to financial statements.

AMERICAN NATIONAL HIGH YIELD BOND PORTFOLIO

MANAGER DISCUSSION

The High Yield Bond portfolio seeks to provide a high level of current income through investment in a diversified portfolio of medium and lower grade domestic corporate debt securities. For the year ended December 31, 2007, the portfolio produced a total return of 1.42%, after portfolio expenses, but before product specific charges. Holdings of NYMagic and Unisys led our contributors to performance. Performance was most negatively impacted by our holding of Standard Pacific, a casualty of the homebuilding industry.

High yield bond performance for 2007 was a notable disappointment. The first half of 2007 was a year of ever bigger LBO's seeking financing in the extremely compliant high yield bond and leveraged loan market. The second half of the year was a horror story of vanished liquidity and soaring risk premiums sparked by the total collapse of the sub-prime mortgage market. The good times came to an end with the unwinding of the U.S. housing market. The ripple effect of sub-prime and CDO losses spread across debt and equity markets, causing a severe pullback in liquidity. Massive losses at banks, brokers, hedge funds, and others led to high volatility, a dislocation in short term debt markets and a massive widening in risk premiums. A series of events led to dramatic re-pricing of credit markets which, we believe, was long overdue. The volatility can be seen in wider credit spreads. Yields on speculative -grade debt rose to an average of 9.55% at the end of 2007 from 7.92% at the end of 2006 as spreads widened to 573 basis points from 289 basis points, according to Merrill Lynch Index data. High yield bond issuance declined for the first time since 2005 as issuance fell to $145 billion in 2007 from $148 billion in 2006. Issuance is expected to drop even further in 2008.

The U.S. economic backdrop remains concerning for fundamentals, with declining and below-trend economic growth expected for 2008. A consumer led recession is a notable risk, given the confluence of factors including housing deflation, cost/access to sources of credit, and energy costs. We also anticipate more negative news surrounding financial firms' exposures and losses related to sub-prime, CDO and structured investment vehicles (SIVs).

Corporate defaults have been running well below long-term averages for some time. However we are anticipating a sharp increase in defaults beginning in 2008, consistent with our expectations for slower U.S. growth and the tightening of the credit cycle. Weakening fundamentals, wider borrowing spreads, and less receptive debt market conditions can lead to distress for weakly positioned credits. The weaker corporate earnings picture in and of itself is a material concern for forward default rates. Moody's default rate statistics trended lower in 2007 from already multi-year lows. In fact the default rate actually fell below 1% in the month of November. However, credit rating agencies are now forecasting a dramatic increase in defaults in 2008 and beyond. Moody's anticipates defaults will quadruple by the end of 2008 and increase further in 2009. This would still be below the long-term historical average of approximately 5% and well below the peaks of +10% seen in previous cycles.

We believe that individual credit selection will be the single most important performance factor in the high yield market for the next couple of years. Our portfolio strategy remains focused on the higher quality end of the high-yield spectrum. The portfolio strives to maintain a BB average rating, with a primary goal of identifying issues whose financial conditions indicate potential for improvement.

Respectfully,

Anne M. LeMire, CPA, CFA
Portfolio Manager, High Yield Bond portfolio

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN HIGH YIELD BOND PORTFOLIO
                AND THE LIPPER HIGH CURRENT YIELD BOND FUND INDEX

                                     [CHART]

               HIGH YIELD      LIPPER HIGH CURRENT
             BOND PORTFOLIO   YIELD BOND FUND INDEX
             --------------   ---------------------
5/1/2000        $10,000              $10,000
12/31/2000      $ 9,994              $ 9,208
9/30/2001       $ 9,998              $ 8,658
12/31/2001      $10,152              $ 9,113
12/31/2002      $ 9,868              $ 8,893
9/30/2003       $11,285              $10,602
12/31/2003      $11,691              $11,237
12/31/2004      $13,048              $12,400
12/31/2005      $12,741              $12,771
12/31/2006      $13,699              $14,070
12/31/2007      $13,893              $14,369

AVERAGE ANNUAL RETURNS

1 YEAR             1.42%
5 YEAR             7.08%
SINCE INCEPTION    4.38%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The High Yield Bond Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolio's shares are available exclusively as a funding vehicle for American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS December 31, 2007

HIGH YIELD BOND PORTFOLIO

                                                       INTEREST/
                                            MATURITY    STATED        FACE
CORPORATE BONDS                               DATE      RATE(%)      AMOUNT       VALUE
CONSUMER DISCRETIONARY--
AUTO COMPONENTS--0.00%
Dura Operating Corp.                        05/01/09     9.000     $1,000,000   $      300
HOTELS, RESTAURANTS & LEISURE--6.40%
MGM Mirage Inc.                             02/27/14     5.875      1,000,000      915,000
Starwood Hotels & Resorts Worldwide, Inc.   05/01/12     7.875      1,000,000    1,062,603
                                                                                ----------
                                                                                 1,977,603
LEISURE EQUIPMENT & PRODUCTS--3.14%
Royal Caribbean Cruises Ltd.                12/01/13     6.875      1,000,000      971,018
MEDIA--5.57%
CCH I LLC                                   10/01/15    11.000        863,000      703,345
News America Holdings                       10/17/08     7.375      1,000,000    1,015,915
                                                                                ----------
                                                                                 1,719,260
                                                                                ----------
   TOTAL CONSUMER DISCRETIONARY--15.11%                                          4,668,181
                                                                                ----------
ENERGY--
OIL, GAS & CONSUMABLE FUELS--7.99%
Chesapeake Energy Corp.                     01/15/18     6.250      1,000,000      960,000
Enterprise Products Operating L.P.          08/01/66     8.375      1,000,000    1,023,841
Pioneer Natural Resource                    05/01/18     6.875        500,000      483,513
                                                                                ----------
                                                                                 2,467,354
                                                                                ----------
   TOTAL ENERGY--7.99%                                                           2,467,354
                                                                                ----------
FINANCIALS--
DIVERSIFIED FINANCIAL SERVICES--4.82%
Ford Motor Credit Co. LLC                   10/01/08     5.625      1,000,000      970,895
GATX Financial Corp.                        06/01/09     8.875        500,000      519,433
                                                                                ----------
                                                                                 1,490,328
INSURANCE--4.79%
Liberty Mutual Group (b)                    03/15/37     7.000        500,000      453,264
NYMAGIC Inc.                                03/15/14     6.500      1,000,000    1,025,205
                                                                                ----------
                                                                                 1,478,469
                                                                                ----------
   TOTAL FINANCIALS--9.61%                                                       2,968,797
                                                                                ----------
INDUSTRIALS--
CONSTRUCTION & ENGINEERING--1.56%
Standard Pacific Corp.                      04/15/12     9.250      1,000,000      480,000
MACHINERY--3.22%
Case New Holland Inc.                       06/01/09     6.000      1,000,000      995,000
                                                                                ----------
   TOTAL INDUSTRIALS--4.78%                                                      1,475,000
                                                                                ----------
INFORMATION TECHNOLOGY--
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.14%
Flextronics International Ltd.              05/15/13     6.500      1,000,000      970,000

                                                          INTEREST/
                                               MATURITY    STATED        FACE
                                                 DATE      RATE(%)      AMOUNT       VALUE
IT SERVICES--3.14%
SunGard Data Systems Inc.                      01/15/09     3.750     $1,000,000   $   970,000
SOFTWARE--3.23%
Unisys Corp.                                   04/01/08     7.875      1,000,000       998,750
                                                                                   -----------
   TOTAL INFORMATION TECHNOLOGY--9.51%                                               2,938,750
                                                                                   -----------
MATERIALS--
CHEMICALS--3.28%
Nalco Co.                                      11/15/11     7.750      1,000,000     1,012,500
CONTAINERS & PACKAGING--3.28%
Ball Corp.                                     12/15/12     6.875      1,000,000     1,015,000
PAPER & FOREST PRODUCTS--4.87%
Georgia-Pacific LLC                            05/15/11     8.125      1,000,000     1,015,000
Tembec Industries Inc.                         03/15/12     7.750      1,000,000       490,000
                                                                                   -----------
                                                                                     1,505,000
                                                                                   -----------
   TOTAL MATERIALS--11.43%                                                           3,532,500
                                                                                   -----------
TELECOMMUNICATION SERVICES--
WIRELESS TELECOMMUNICATION SERVICES--3.04%
Nextel Communications Inc.                     03/15/14     5.950      1,000,000       939,969
                                                                                   -----------
   TOTAL TELECOMMUNICATION SERVICES--3.04%                                             939,969
                                                                                   -----------
UTILITIES--
ELECTRIC UTILITIES--6.33%
AES Corp. (The)                                06/01/09     9.500      1,000,000     1,035,000
PPL Capital Funding Inc.                       03/30/67     6.700      1,000,000       920,098
                                                                                   -----------
                                                                                     1,955,098
GAS UTILITIES--3.36%
El Paso Corp.                                  06/15/12     7.875      1,000,000     1,038,707
                                                                                   -----------
   TOTAL UTILITIES--9.69%                                                            2,993,805
                                                                                   -----------
   TOTAL CORPORATE BONDS--71.16%
      (Cost $24,486,474)                                                            21,984,356
                                                                                   -----------
U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS
U S GOVERNMENT AGENCY SECURITIES--26.43%
Federal Home Loan Bank                         01/04/08     3.450      1,585,000     1,584,544
Federal Home Loan Bank                         01/09/08     4.175        900,000       899,163
Federal Home Loan Bank                         01/09/08     4.300        150,000       149,857
Federal Home Loan Bank                         01/16/08     4.310      2,450,000     2,445,594
Federal Home Loan Mortgage Corp.               01/30/08     4.250        169,000       168,421
Federal National Mortgage Assoc.               01/02/08     4.260      1,219,000     1,218,855
Federal National Mortgage Assoc.               01/07/08     4.220      1,700,000     1,698,801
                                                                                   -----------
                                                                                     8,165,235
                                                                                   -----------
   TOTAL U S GOVERNMENT AGENCY SHORT-TERM
      OBLIGATIONS--26.43%
      (Cost $8,165,235)                                                              8,165,235
                                                                                   -----------

PREFERRED STOCK                                          SHARES      VALUE
FINANCIALS--
DIVERSIFIED FINANCIAL SERVICES--1.19%
iStar Financial Inc.                                     20,000   $   368,000
                                                                  -----------
   TOTAL FINANCIALS--1.19%                                            368,000
                                                                  -----------
   TOTAL PREFERRED STOCK--1.19%
      (Cost $499,000)                                                 368,000
                                                                  -----------
COMMON STOCK
FINANCIALS--
DIVERSIFIED FINANCIAL SERVICES--0.11%
Leucadia National Corp. (a)                                 752        35,419
                                                                  -----------
   TOTAL FINANCIALS--0.11%                                             35,419
                                                                  -----------
TELECOMMUNICATION SERVICES--
DIVERSIFIED TELECOMMUNICATION SERVICES--0.01%
XO Holdings Inc. (a) *                                    1,305         2,701
                                                                  -----------
   TOTAL TELECOMMUNICATION SERVICES--0.01%                              2,701
                                                                  -----------
   TOTAL COMMON STOCK--0.12%
      (Cost $961,481)                                                  38,120
                                                                  -----------
   TOTAL INVESTMENTS--98.90%
      (Cost $34,112,190)                                           30,555,711
   CASH AND OTHER ASSETS, LESS LIABILITIES--1.10%                     338,606
                                                                  -----------
   NET ASSETS--100.00%                                            $30,894,317
                                                                  ===========

*--Non-income producing securities

NOTE TO SCHEDULE OF INVESTMENTS

(a)  Security acquired as part of a unit or in exchange for other securities.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration. At December 31, 2007, the market value of these securities amounted to $453,264, or 1.47% of net assets.

See notes to financial statements.

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

                                     [CHART]

Consumer Discretionary       15.28%
Energy                        8.07%
Financials                   11.04%
Industrials                   4.83%
Information Technology        9.62%
Materials                    11.56%
Telecommunication Services    3.08%
U S Government               26.72%
Utilities                     9.80%

STATEMENT OF ASSETS AND LIABILITIES December 31, 2007

HIGH YIELD BOND PORTFOLIO

ASSETS
Investments in securities, at value (Cost $34,112,190)            $30,555,711
Cash and cash equivalents                                               1,291
Prepaid expenses                                                        6,561
Receivable for:
   Capital stock sold                                                   2,506
   Interest                                                           356,476
   Expense reimbursement                                                3,956
                                                                  -----------
      TOTAL ASSETS                                                 30,926,501
                                                                  -----------
LIABILITIES
Capital stock reacquired                                                  467
Payable to investment adviser for fund expenses                         2,919
Accrued:
   Investment advisory fees                                            14,335
   Administrative service fees                                          6,516
Other liabilities                                                       7,947
                                                                  -----------
      TOTAL LIABILITIES                                                32,184
                                                                  -----------
      NET ASSETS                                                  $30,894,317
                                                                  ===========
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
   Capital (par value and additional paid-in)                     $35,482,995
   Undistributed net investment income                                 18,946
   Accumulated net realized gain (loss) on investments             (1,051,145)
   Net unrealized depreciation of investments                      (3,556,479)
                                                                  -----------
      NET ASSETS                                                  $30,894,317
                                                                  ===========
SHARES OUTSTANDING ($.01 par value per share)                      38,132,694
                                                                  ===========
NET ASSET VALUE                                                   $      0.81
                                                                  ===========
SHARES AUTHORIZED                                                  60,000,000

STATEMENT OF OPERATIONS Year Ended December 31, 2007

HIGH YIELD BOND PORTFOLIO

INVESTMENT INCOME
Dividends                                                         $    37,688
Interest                                                            2,091,228
                                                                  -----------
      TOTAL INVESTMENT INCOME                                       2,128,916
                                                                  -----------
EXPENSES
Investment advisory fees                                              168,691
Administrative service fees                                            76,678
Professional fees                                                      12,660
Custody and transaction fees                                            8,167
Directors' fees and expenses                                            3,252
Compliance expenses                                                     3,492
Qualification fees                                                        270
Insurance expenses                                                     11,675
                                                                  -----------
      TOTAL EXPENSES                                                  284,885
      LESS EXPENSES REIMBURSED                                        (40,595)
                                                                  -----------
      NET EXPENSES                                                    244,290
                                                                  -----------
INVESTMENT INCOME (LOSS)--NET                                       1,884,626
                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                             21,346
   Change in unrealized depreciation of investments                (1,411,733)
                                                                  -----------
NET GAIN (LOSS) ON INVESTMENTS                                     (1,390,387)
                                                                  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $   494,239
                                                                  ===========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

HIGH YIELD BOND PORTFOLIO

                                                     YEAR ENDED DECEMBER 31,
                                                    -------------------------
                                                        2007         2006
                                                    -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income (loss)--net                    $ 1,884,626   $ 1,762,104
   Net realized gain (loss) on investments               21,346       (73,717)
   Change in unrealized depreciation of investments  (1,411,733)      228,348
                                                    -----------   -----------
   Net increase (decrease) in net assets
      resulting from operations                         494,239     1,916,735
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                            (1,865,680)   (1,766,707)
CAPITAL SHARE TRANSACTIONS--NET                       2,344,664     1,942,080
                                                    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 973,223     2,092,108
NET ASSETS
   Beginning of year                                 29,921,094    27,828,986
                                                    -----------   -----------
   End of year                                      $30,894,317   $29,921,094
                                                    ===========   ===========
Undistributed net investment income                 $    18,946   $        --
                                                    ===========   ===========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

HIGH YIELD BOND PORTFOLIO

                                                                              YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------
                                                                   2007      2006      2005       2004      2003
                                                                 -------   -------   -------    -------   -------
Net asset value, beginning of year                               $  0.85   $  0.84   $  0.91    $  0.86   $  0.77
Income (loss) from investment operations
   Investment income--net                                           0.05      0.05      0.05       0.05      0.05
   Net realized and unrealized gain (loss) on investments          (0.04)     0.01     (0.07)      0.05      0.09
                                                                 -------   -------   -------    -------   -------
      Total from investment operations                              0.01      0.06     (0.02)      0.10      0.14
Less distributions
   Investment income--net                                          (0.05)    (0.05)    (0.05)     (0.05)    (0.05)
   Capital gains                                                    0.00      0.00      0.00       0.00     (0.00)
                                                                 -------   -------   -------    -------   -------
      Total distributions                                          (0.05)    (0.05)    (0.05)     (0.05)    (0.05)
                                                                 -------   -------   -------    -------   -------
Net asset value, end of year                                     $  0.81   $  0.85   $  0.84    $  0.91   $  0.86
                                                                 =======   =======   =======    =======   =======
Total return                                                        1.42%     7.52%    (2.35)%    11.61%    18.48%
                                                                 =======   =======   =======    =======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $30,894   $29,921   $27,829    $27,737   $24,273
Ratio of expenses with reimbursement to average net assets (1)      0.80%     0.80%     0.80%      0.80%     0.80%
Ratio of expenses without reimbursement to average net assets       0.93%     0.93%     0.93%      0.88%     0.90%
Ratio of net investment income (loss) to average net assets         6.17%     6.17%     5.45%      5.57%     6.13%
Portfolio turnover rate                                             6.28%    17.04%     7.94%     29.84%    21.67%

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.80% on the High Yield Bond Portfolio until April 30, 2009.

See notes to financial statements.

AMERICAN NATIONAL INTERNATIONAL STOCK PORTFOLIO

MANAGER DISCUSSION

The International Stock portfolio's objective is to seek long-term growth of capital through investments primarily in the equity securities of established non-U.S. companies. The portfolio is guided by a strategy of investing across the spectrum of Morgan Stanley Capital International--Europe, Australia and Far East Index (MSCI EAFE) constituent countries while also making select investments within larger capitalization Emerging Market equities. The fund utilizes a quantitative and qualitative approach to selecting equity securities within the international universe. Equity investments are primarily made through purchases of American Depository Receipts (ADRs) and, to a lesser degree, U.S.-listed equity securities of foreign companies.

In 2007, the portfolio produced a return of +9.44%, after portfolio expenses, but before product specific charges. Over that same time frame, the broader international markets, as measured by the MSCI EAFE Index, returned +11.17% net of foreign withholding tax. However, the fund's +9.44% return included a 19.4% cash position as of December 31, 2007. Our fear of a market correction following the all-time high for the EAFE in October occurred in the first few weeks in 2008. As of the writing of this letter on February 6, 2008, the EAFE is down -17.34% from the index's 52 week high on October 31, 2007, and is down 11.03% in 2008. The fund has outperformed the index during the recent international market correction and has ample cash to take advantage of the recent volatility in the international markets.

During 2007, the portfolio benefited most from its holdings in the Materials, Utilities and Industrials sectors, while the Financials and Consumer Discretionary sectors hampered performance. The Materials, Utilities, and Industrials sectors returned 60%, 57%, and 31% respectively. The fund's Financials and Consumer Discretionary sector holdings were both down -3% in 2007 vs. the EAFE index return of 11.17%.

The best performing stocks in the portfolio for 2007 were Petroleo Brasileiro, a Brazilian Integrated Energy producer, up 124%; Compania Vale de Rio Dulce, a Brazilian mining company, up 120%; Rio Tinto, a British mining company, up 98%; Nokia, a Finnish cell phone manufacturer, up 89%; and Siemens, a German diversified manufacturer, up 60%. The worst performers in the portfolio included Alcatel-Lucent, a French telecommunications equipment supplier, down 49%; Ericsson, a Swedish telecommunications equipment supplier, down 42%; Fortis, a Belgian Insurer, down 38%; and Bank of Ireland, down 34%.

In 2007, we took a defensive position as the EAFE index hit an all-time high in June and then again in October by allowing cash to accumulate after several of our holdings were acquired in cash transactions or discontinued their ADR programs. After strong fund flows into international markets over the past several years and the outperformance of international equities over domestic stocks, we were concerned that a slowing American economy could trigger some profit taking within international markets. During the recent correction in 2008, we have begun to deploy some of the excess cash and are prepared to add to our equity holdings following market dips.

The International Stock portfolio is well positioned, in our opinion, for a more defensive equity environment. We have avoided some of the weakness within the Financials sector by taking an underweight sector allocation within this industry. We see commodity-related equities continuing to outperform the market as the U. S. Federal reserve continues to offer an accommodative monetary environment. In Europe, the Bank of England has reduced its benchmark rate for the second time since December, while the European Central Bank President Jean-Claude Trichet reversed course and signaled he is open to cutting rates for the first time in five years. This pro-growth stance has the potential to keep inflation expectations at an elevated level providing support for the commodity-related industries. The portfolio continues to invest across a broad spectrum of countries while focusing on value-oriented stock selection to provide for future returns.

Sincerely,

Darren W. King, CFA
Portfolio Manager, International Stock portfolio

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN INTERNATIONAL STOCK PORTFOLIO, LIPPER INTERNATIONAL MULTI-CAP CORE FUND INDEX AND THE MSCI EAFE
                                  TOTAL RETURN

                                     [CHART]

                                 LIPPER
             INTERNATIONAL   INTERNATIONAL
                 STOCK       MULTI-CAP CORE     MSCI
               PORTFOLIO       FUND INDEX     EAFE TR
5/1/2000        $10,000          $10,000      $10,000
12/31/2000      $ 8,048          $ 9,050      $ 8,609
9/30/2001       $ 5,744          $ 6,732      $ 6,340
12/31/2001      $ 5,985          $ 7,301      $ 6,783
9/30/2002       $ 5,072          $ 6,012      $ 5,372
12/31/2002      $ 5,008          $ 6,412      $ 5,720
9/30/2003       $ 5,928          $ 7,624      $ 6,771
12/31/2003      $ 6,698          $ 8,802      $ 7,928
12/31/2004      $ 7,790          $10,493      $ 9,533
12/31/2005      $ 8,307          $11,936      $10,823
12/31/2006      $ 9,945          $14,907      $13,675
12/31/2007      $10,666          $16,786      $17,075

AVERAGE ANNUAL RETURNS
1 YEAR             9.44%
5 YEAR            16.79%
SINCE INCEPTION    1.11%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The International Stock Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolio's shares are available exclusively as a funding vehicle for American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS December 31, 2007

INTERNATIONAL STOCK PORTFOLIO

COMMON STOCK (a)

                                                            SHARES       VALUE
AUSTRALIA--3.75%
Santos Ltd.                                                     900   $   44,847
Westpac Banking Corp.                                         2,300      280,255
                                                                      ----------
                                                                         325,102
BELGIUM--0.59%
Delhaize Group                                                  100        8,660
Fortis                                                        1,600       42,131
                                                                      ----------
                                                                          50,791
BRAZIL--1.85%
Companhia de Bebidas das Americas (AmBev)                       400       28,412
Companhia Vale do Rio Doce (VALE)                               700       22,869
Empresa Brasileira de Aeronautica SA (Embraer)                  500       22,795
Petroleo Brasileiro SA                                          750       86,430
                                                                      ----------
                                                                         160,506
DENMARK--0.75%
Novo Nordisk A/S                                              1,000       64,860
FINLAND--1.91%
Nokia Oyj                                                     4,300      165,077
FRANCE--6.88%
Alcatel-Lucent                                                1,500       10,980
Arkema *                                                         65        4,271
Axa                                                           2,000       79,420
France Telecom SA                                             2,800       99,764
Groupe Danone                                                 2,800       50,271
Sanofi-Aventis                                                3,000      136,590
Total SA                                                      2,600      214,760
                                                                      ----------
                                                                         596,056
GERMANY--7.56%
BASF SE                                                         600       88,828
DaimlerChrysler AG                                            1,200      114,756
Deutsche Bank AG                                                700       90,587
Deutsche Telekom AG                                           5,100      110,517
SAP AG                                                        1,500       76,575
Siemens AG                                                    1,100      173,096
                                                                      ----------
                                                                         654,359
GREECE--0.66%
Hellenic Telecommunications Organization SA                   3,100       57,257
HONG KONG--1.41%
Chartered Semiconductor Manufacturing Ltd. *                    400        2,684
Cheung Kong (Holdings) Ltd.                                   3,100       57,328
Hutchison Whampoa Ltd.                                        1,100       62,390
                                                                      ----------
                                                                         122,402
INDIA--1.36%
Infosys Technologies Ltd.                                     2,600      117,936
IRELAND--0.49%
Bank of Ireland                                                 700       42,308
ISRAEL--0.72%
Teva Pharmaceutical Industries Ltd.                           1,350       62,748
ITALY--2.15%
Eni S.p.A.                                                    1,100       79,673
Intesa Sanpaolo                                                 934       44,326
Luxottica Group S.p.A.                                          500       15,745
Telecom Italia S.p.A.                                         1,500       46,260
                                                                      ----------
                                                                         186,004
JAPAN--14.67%
CANON INC.                                                    1,800       82,494
Hitachi, Ltd.                                                   700       51,198
HONDA MOTOR CO., LTD.                                         4,000      132,560
Kirin Holdings Co., Ltd.                                      2,100       30,847
KUBOTA Corp.                                                    350       11,760
Matsushita Electric Industrial Co., Ltd.                      5,300      108,332
Millea Holdings, Inc.                                         1,750       59,057
Mitsubishi UFJ Financial Group, Inc.                         21,500      200,595
Mitsui & Co., Ltd.                                              100       42,625
NEC Corp.                                                     4,300       19,823
Nippon Telegraph and Telephone Corp. (NTT)                    4,600      113,436
SONY Corp.                                                    2,100      114,030
TDK Corp.                                                       300       22,248
Toyota Motor Corp.                                            2,650      281,350
                                                                      ----------
                                                                       1,270,355
LUXEMBOURG--0.23%
Tenaris SA                                                      450       20,128
MEXICO--1.29%
Cemex SAB de CV                                               1,150       29,728
Fomento Economico Mexicano, SAB de CV                           600       22,902
Telefonos de Mexico SAB de CV (Telmex)                        1,600       58,944
                                                                      ----------
                                                                         111,574
NETHERLANDS--2.51%
Aegon NV                                                        900       15,777
ING Groep NV                                                  1,200       46,692
Koninklijke Ahold NV                                            640        8,917
Koninklijke (Royal) KPN NV                                    1,300       23,595
Koninklijke (Royal) Philips Electronics NV                      700       29,925
Royal Dutch Shell PLC                                         1,100       92,620
                                                                      ----------
                                                                         217,526

                                                            SHARES       VALUE
NORWAY--1.28%
Norsk Hydro ASA                                               1,500   $   21,437
StatoilHydro ASA                                              1,293       39,462
Telenor ASA                                                     700       50,181
                                                                      ----------
                                                                         111,080
PORTUGAL--0.37%
EDP - Energias de Portugal, SA                                  300       19,606
Portugal Telecom, SGPS, SA                                      800       10,416
PT Multimedia-Servicos de Telecomunicacoes
   e Multimedia, SGPS, SA                                       112        1,564
                                                                      ----------
                                                                          31,586
SOUTH AFRICA--0.51%
Sasol                                                           900       44,523
SOUTH KOREA--0.99%
Kookmin Bank                                                    625       45,825
Shinhan Financial Group Co., Ltd.                               350       40,131
                                                                      ----------
                                                                          85,956
SPAIN--3.57%
Banco Bilbao Vizcaya Argentaria, SA                           2,500       60,625
Banco Santander SA                                            4,600       99,084
Repsol YPF, SA                                                  900       32,067
Telefonica SA                                                 1,200      117,108
                                                                      ----------
                                                                         308,884
SWEDEN--1.37%
Telefonaktiebolaget LM Ericsson                               3,900       91,065
Volvo AB                                                      1,625       27,279
                                                                      ----------
                                                                         118,344
SWITZERLAND--6.49%
ABB Ltd.                                                      2,700       77,760
Adecco SA                                                       700        9,468
Nestle SA                                                     1,500      172,239
Novartis AG                                                   2,500      135,775
Roche Holding AG                                                600       51,830
Swisscom AG                                                     600       23,425
UBS AG                                                        2,000       92,000
                                                                      ----------
                                                                         562,497
TAIWAN--0.95%
Singapore Telecommunications Ltd.                             2,565       71,276
Taiwan Semiconductor Manufacturing Co. Ltd.                   1,086       10,817
                                                                      ----------
                                                                          82,093

UNITED KINGDOM--16.41%
Acergy SA *                                                   2,150       47,236
AstraZeneca PLC                                                 900       38,538
BG Group PLC                                                  1,200      137,352
BP PLC                                                        4,425      323,777
BT Group PLC                                                  1,400       75,488
Barclays PLC                                                  2,700      108,999
Cadbury Schweppes PLC                                           900       44,433
Diageo PLC                                                      950       81,539
GlaxoSmithKline PLC                                           2,600      131,014
Imperial Chemical Industries PLC                                500       26,555
International Power PLC                                         200       18,055
Rio Tinto PLC                                                   300      125,970
Royal Bank of Scotland Group plc *                              296        2,649
Unilever PLC                                                  2,160       80,827
Vodafone Group PLC                                            4,112      153,460
WPP Group PLC                                                   400       25,716
                                                                      ----------
                                                                       1,421,608
                                                                      ----------
   TOTAL COMMON STOCK--80.72%
   (Cost $6,082,448)                                                   6,991,560
                                                                      ----------

                                                             FACE
U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS                AMOUNT
U S GOVERNMENT AGENCY SECURITIES--18.74%
Federal Home Loan Bank, 4.260%, 01/02/08                   $700,000      699,917
Federal Home Loan Bank, 4.300%, 01/16/08                    226,000      225,595
Federal National Mortgage Assoc., 4.230%, 01/30/08          700,000      697,614
                                                                      ----------
                                                                       1,623,126
                                                                      ----------
   TOTAL U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS--18.74%
      (Cost $1,623,126)                                                1,623,126
                                                                      ----------
   TOTAL INVESTMENTS--99.46%
      (Cost $7,705,574)                                                8,614,686
CASH AND OTHER ASSETS, LESS LIABILITIES--0.54%                            47,185
                                                                      ----------
   NET ASSETS--100.00%                                                $8,661,871
                                                                      ==========

*--Non-income producing securities

NOTE TO SCHEDULE OF INVESTMENTS

(a) This portfolio invests primarily in depositary receipts, which include ADRs. These securities are negotiable U.S. securities that generally represent a non-U.S. company's publicly traded equity and are usually U.S. dollar-denominated.

See notes to financial statements.

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

                                     [CHART]

Consumer Discretionary           7.78%
Consumer Staples                 6.46%
Energy                          11.67%
Financials                      16.34%
Health Care                      7.40%
Industrials                      4.99%
Information Technology          10.01%
Materials                        3.60%
Telecommunication Services      10.88%
U S Government                  18.84%
Utilities                        2.03%

STATEMENT OF ASSETS AND LIABILITIES December 31, 2007

INTERNATIONAL STOCK PORTFOLIO

ASSETS
Investments in securities, at value (Cost $7,705,574)              $  8,614,686
Cash and cash equivalents                                                42,328
Prepaid expenses                                                          1,868
Receivable for:
   Dividends                                                             10,221
   Capital stock sold                                                     9,027
   Expense reimbursement                                                  2,817
                                                                   ------------
      TOTAL ASSETS                                                    8,680,947
                                                                   ------------
LIABILITIES
Payable to investment adviser for fund expenses                           2,919
Accrued:
   Investment advisory fees                                               5,469
   Administrative service fees                                            1,823
Other liabilities                                                         8,865
                                                                   ------------
      TOTAL LIABILITIES                                                  19,076
                                                                   ------------
      NET ASSETS                                                   $  8,661,871
                                                                   ============

NET ASSETS ARE COMPRISED OF THE FOLLOWING:
   Capital (par value and additional paid-in)                      $  7,867,834
   Undistributed net investment income                                    2,909
   Accumulated net realized gain (loss) on investments                 (117,984)
   Net unrealized appreciation of investments                           909,112
                                                                   ------------
      NET ASSETS                                                   $  8,661,871
                                                                   ============
SHARES OUTSTANDING ($.01 par value per share)                         8,657,781
                                                                   ============
NET ASSET VALUE                                                    $       1.00
                                                                   ============
SHARES AUTHORIZED                                                    45,000,000

STATEMENT OF OPERATIONS Year Ended December 31, 2007

INTERNATIONAL STOCK PORTFOLIO

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $25,018)                    $ 174,297
Interest                                                                 64,441
                                                                      ---------
      TOTAL INVESTMENT INCOME                                           238,738
                                                                      ---------
EXPENSES
Investment advisory fees                                                 60,767
Administrative service fees                                              20,256
Professional fees                                                        12,660
Custody and transaction fees                                              7,729
Directors' fees and expenses                                              3,252
Compliance expenses                                                         932
Qualification fees                                                          270
Insurance expenses                                                        2,753
                                                                      ---------
      TOTAL EXPENSES                                                    108,619
   LESS EXPENSES REIMBURSED                                             (19,930)
                                                                      ---------
      NET EXPENSES                                                       88,689
                                                                      ---------
INVESTMENT INCOME (LOSS)--NET                                           150,049
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                               63,070
   Change in unrealized appreciation of investments                     514,747
                                                                      ---------
NET GAIN (LOSS) ON INVESTMENTS                                          577,817
                                                                      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $ 727,866
                                                                      =========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

INTERNATIONAL STOCK PORTFOLIO

                                                                   YEAR ENDED DECEMBER 31,
                                                                  -------------------------
                                                                     2007          2006
                                                                  -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income (loss)--net                                  $   150,049   $   125,729
   Net realized gain (loss) on investments                             63,070       102,806
   Change in unrealized appreciation of investments                   514,747       937,063
                                                                  -----------   -----------
   Net increase (decrease) in net assets resulting from
      operations                                                      727,866     1,165,598
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                                            (147,140)     (125,729)
CAPITAL SHARE TRANSACTIONS--NET                                       536,832       799,322
                                                                  -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             1,117,558     1,839,191
NET ASSETS
   Beginning of year                                                7,544,313     5,705,122
                                                                  -----------   -----------
   End of year                                                    $ 8,661,871   $ 7,544,313
                                                                  ===========   ===========
Undistributed net investment income                               $     2,909   $        --
                                                                  ===========   ===========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

INTERNATIONAL STOCK PORTFOLIO

                                                                             YEAR ENDED DECEMBER 31,
                                                                    ------------------------------------------
                                                                     2007     2006     2005     2004     2003
                                                                    ------   ------   ------   ------   ------
Net asset value, beginning of year                                  $ 0 93   $ 0 79   $ 0 75   $ 0 66   $ 0 49
Income (loss) from investment operations
   Investment income--net                                             0 02     0 02     0 01     0 01     0 01
   Net realized and unrealized gain (loss) on investments             0 07     0 14     0 04     0 09     0 17
                                                                    ------   ------   ------   ------   ------
      Total from investment operations                                0 09     0 16     0 05     0 10     0 18
Less distributions
   Investment income--net                                            (0 02)   (0 02)   (0 01)   (0 01)   (0 01)
                                                                    ------   ------   ------   ------   ------
      Total distributions                                            (0 02)   (0 02)   (0 01)   (0 01)   (0 01)
                                                                    ------   ------   ------   ------   ------
Net asset value, end of year                                        $ 1 00   $ 0 93   $ 0 79   $ 0 75   $ 0 66
                                                                    ======   ======   ======   ======   ======
Total return                                                          9 44%   19 72%    6 64%   14 53%   35 81%
                                                                    ======   ======   ======   ======   ======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                             $8,662   $7,544   $5,705   $4,762   $3,743
Ratio of expenses with reimbursement to average net assets (1)        1 10%    1 10%    1 10%    1 10%    1 10%
Ratio of expenses without reimbursement to average net assets         1 35%    1 40%    1 45%    1 35%    1 52%
Ratio of net investment income (loss) to average net assets           1 86%    1 93%    1 34%    0 91%    1 01%
Portfolio turnover rate                                               0 81%   30 06%    1 32%    4 22%    0 00%

(1) SM&R has voluntarily agreed to waive or reduce expenses to 1.10% on the International Stock Portfolio until April 30, 2009.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  December 31, 2007

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

The American National Investment Accounts, Inc. (the "Fund") is a diversified open-end management investment company registered as a series fund under the Investment Company Act of 1940, as amended. The Fund is comprised of the Growth, Equity Income, Balanced, Money Market, Government Bond, Small-Cap/Mid-Cap, High Yield Bond and International Stock Portfolios.

Shares of the Fund, other than the initial capitalization, will be sold only to separate accounts of American National Insurance Company ("American National").

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

SECURITY VALUATION:

Investments in securities listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Other securities are valued based on market quotations or at fair value as determined by a pricing service approved by the Board of Directors. Prices provided by the pricing service represent valuations at bid prices or on a basis determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued as determined by the Board of Directors. Commercial paper and short-term obligations are stated at amortized cost, which is equivalent to fair value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

The Fund records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Premiums and discounts on securities are amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

FEDERAL INCOME TAXES:

For federal income tax purposes, each portfolio is treated as a separate entity. The Fund intends to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intends to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements.

TAX YEAR ENDING
DECEMBER 31, 2007                          LOSS CARRYFORWARDS   EXPIRATION DATES
----------------------------------------   ------------------   ----------------
Government Bond Portfolio                        $ 85,986            2013
                                                 $147,442            2014
Small-Cap/Mid-Cap Portfolio                      $547,341            2011
                                                 $ 49,937            2012
High Yield Bond Portfolio                        $634,406            2011
                                                 $343,022            2013
                                                 $ 73,717            2014
International Stock Portfolio                    $ 13,178            2010
                                                 $ 23,939            2011
                                                 $ 80,867            2013

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:

Fund shares are sold in a continuous public offering at net asset value. The Fund may repurchase shares at net asset value. Dividends and other distributions are recorded by each portfolio on the ex-dividend date and may be reinvested at net asset value.

Each Portfolio may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses.

EXPENSES:

Operating expenses not directly attributable to a portfolio are prorated among the portfolios of the Fund based on the relative amount of each portfolio's net assets or shareholders.

NOTE 2--INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement and an administrative service agreement with Securities Management and Research, Inc. ("SM&R"). SM&R is a wholly-owned subsidiary of American National. Investment advisory and administrative service fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

                                                    INVESTMENT    ADMINISTRATIVE
                                                   ADVISORY FEE    SERVICE FEE
Growth Portfolio                                       0.50%          0.25%
Equity Income Portfolio                                0.50%          0.25%
Balanced Portfolio                                     0.50%          0.25%
Money Market Portfolio                                 0.50%          0.25%
Government Bond Portfolio                              0.50%          0.25%
Small-Cap/Mid-Cap Portfolio                            1.25%          0.25%
High Yield Bond Portfolio                              0.55%          0.25%
International Stock Portfolio                          0.75%          0.25%

In addition to the investment advisory fee and the administrative service fee, the Fund is responsible for paying most other operating expenses including independent directors' fees and expenses, safekeeping fees, legal fees, auditing services, insurance, interest, the salary and other expenses of the Chief Compliance Officer, and miscellaneous expenses.

Effective June 1, 2002, and until April 30, 2009, SM&R has voluntarily agreed to reimburse expenses (after applicable waivers) which exceed the following percentages of each portfolio's average daily net assets:

Growth Portfolio                0 87%
Equity Income Portfolio         0 79%
Balanced Portfolio              0 81%
Money Market Portfolio          0 56%
Government Bond Portfolio       0 35%
Small-Cap/Mid-Cap Portfolio     1 12%
High Yield Bond Portfolio       0 80%
International Stock Portfolio   1 10%

Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time after April 30, 2009 without notice to investors

As of December 31, 2007, SM&R and American National had the following ownership in the Fund:

                                                                 AMERICAN NATIONAL         AMERICAN NATIONAL
                                            SM&R                CORPORATE ACCOUNTS         SEPARATE ACCOUNTS
                                   -----------------------   ------------------------   ------------------------
                                               PERCENT OF                 PERCENT OF                 PERCENT OF
                                                  SHARES                     SHARES                     SHARES
                                     SHARES    OUTSTANDING     SHARES     OUTSTANDING     SHARES     OUTSTANDING
Growth Portfolio                     162,295       1 36%      3,169,776      26 57%      8,598,449      72 07%
Equity Income Portfolio              229,812       1 67%      4,409,076      32 06%      9,115,395      66 27%
Balanced Portfolio                   114,372       0 82%      3,872,202      27 77%      9,955,175      71 41%
Money Market Portfolio               262,339       0 52%      3,064,011       6 02%     47,539,655      93 46%
Government Bond Portfolio                 --       0 00%      7,045,140      49 44%      7,205,530      50 56%
Small-Cap/Mid-Cap Portfolio          400,000       2 56%      2,000,000      12 80%     13,226,005      84 64%
High Yield Bond Portfolio                 --       0 00%     34,302,534      89 96%      3,830,160      10 04%
International Stock Portfolio      1,632,551      18 86%      3,809,286      44 00%      3,215,944      37 14%

NOTE 3--COST, PURCHASES AND SALES OF INVESTMENTS

Aggregate purchases and sales of investments, other than commercial paper and short-term obligations, were as follows:

                                    PURCHASES       SALES
Growth Portfolio                   $ 1,330,260   $   943,166
Equity Income Portfolio            $ 1,409,089   $ 1,608,243
Balanced Portfolio                 $ 3,857,807   $ 3,089,260
Government Bond Portfolio          $ 7,426,650   $ 6,839,658
Small-Cap/Mid-Cap Portfolio        $19,901,635   $20,138,552
High Yield Bond Portfolio          $ 1,497,435   $ 2,000,000
International Stock Portfolio      $   136,920   $    54,551

Gross unrealized appreciation and depreciation as of December 31, 2007, based on the cost for federal income tax purposes is as follows:

                                                                               NET APPRECIATION
                                       COST      APPRECIATION   DEPRECIATION    (DEPRECIATION)
Growth Portfolio                   $17,452,766    $4,040,083     $  904,114       $ 3,135,969
Equity Income Portfolio            $20,336,287    $4,870,273     $1,650,559       $ 3,219,714
Balanced Portfolio                 $18,952,203    $2,848,032     $  559,758       $ 2,288,274
Government Bond Portfolio          $14,476,973    $  345,032     $       --       $   345,032
Small-Cap/Mid-Cap Portfolio        $ 4,997,310    $1,181,218     $   77,650       $ 1,103,568
High Yield Bond Portfolio          $34,112,190    $  223,716     $3,780,195       $(3,556,479)
International Stock Portfolio      $ 7,705,574    $1,910,004     $1,000,892       $   909,112

NOTE 4--CAPITAL STOCK

GROWTH PORTFOLIO

                                                                      YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------
                                                                  2007                       2006
                                                        ------------------------   ------------------------
                                                          SHARES        AMOUNT       SHARES        AMOUNT
                                                        ----------   -----------   ----------   -----------
Sale of capital shares                                     595,474   $ 1,049,667      469,039   $   771,209
Investment income dividends reinvested                     172,502       294,979      131,678       222,536
Distributions from net realized gains reinvested           168,160       287,554      444,416       751,070
                                                        ----------   -----------   ----------   -----------
Subtotals                                                  936,136     1,632,200    1,045,133     1,744,815
Redemptions of capital shares outstanding                 (964,282)   (1,704,082)    (851,087)   (1,404,370)
                                                        ----------   -----------   ----------   -----------
Net increase (decrease) in capital shares outstanding      (28,146)  $   (71,882)     194,046   $   340,445
                                                                     ===========                ===========
Shares outstanding at beginning of year                 11,958,666                 11,764,620
                                                        ----------                 ----------
Shares outstanding at end of year                       11,930,520                 11,958,666
                                                        ==========                 ==========

EQUITY INCOME PORTFOLIO

                                                                      YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------
                                                                  2007                       2006
                                                        ------------------------   ------------------------
                                                          SHARES        AMOUNT       SHARES        AMOUNT
                                                        ----------   -----------   ----------   -----------
Sale of capital shares                                     812,668   $ 1,493,305      817,409   $ 1,483,387
Investment income dividends reinvested                     416,960       708,833      411,460       740,622
Distributions from net realized gains reinvested           353,923       601,669      944,234     1,699,632
                                                        ----------   -----------   ----------   -----------
Subtotals                                                1,583,551     2,803,807    2,173,103     3,923,641
Redemptions of capital shares outstanding               (1,432,848)   (2,644,371)  (2,004,091)   (3,614,409)
                                                        ----------   -----------   ----------   -----------
Net increase (decrease) in capital shares outstanding      150,703   $   159,436      169,012   $   309,232
                                                                     ===========                ===========
Shares outstanding at beginning of year                 13,603,580                 13,434,568
                                                        ----------                 ----------
Shares outstanding at end of year                       13,754,283                 13,603,580
                                                        ==========                 ==========

BALANCED PORTFOLIO

                                                                      YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------
                                                                  2007                       2006
                                                        ------------------------   ------------------------
                                                          SHARES        AMOUNT       SHARES        AMOUNT
                                                        ----------   -----------   ----------   -----------
Sale of capital shares                                   5,374,208   $ 8,346,752    1,625,923   $ 2,419,138
Investment income dividends reinvested                     330,663       505,914      257,916       386,882
Distributions from net realized gains reinvested            41,038        62,788      171,395       257,101
                                                        ----------   -----------   ----------   -----------
Subtotals                                                5,745,909     8,915,454    2,055,234     3,063,121
Redemptions of capital shares outstanding               (3,126,028)   (4,856,610)  (1,051,294)   (1,544,386)
                                                        ----------   -----------   ----------   -----------
Net increase (decrease) in capital shares outstanding    2,619,881   $ 4,058,844    1,003,940   $ 1,518,735
                                                                     ===========                ===========
Shares outstanding at beginning of year                 11,321,868                 10,317,928
                                                        ----------                 ----------
Shares outstanding at end of year                       13,941,749                 11,321,868
                                                        ==========                 ==========

MONEY MARKET PORTFOLIO

                                                                         YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------
                                                                   2007                         2006
                                                        --------------------------   --------------------------
                                                           SHARES        AMOUNT         SHARES        AMOUNT
                                                        -----------   ------------   -----------   ------------
Sale of capital shares                                   34,827,404   $ 34,827,404    20,206,323   $ 20,206,323
Investment income dividends reinvested                    2,041,522      2,041,522     1,640,135      1,640,135
                                                        -----------   ------------   -----------   ------------
Subtotals                                                36,868,926     36,868,926    21,846,458     21,846,458
Redemptions of capital shares outstanding               (26,695,462)   (26,695,462)  (15,494,958)   (15,494,958)
                                                        -----------   ------------   -----------   ------------
Net increase (decrease) in capital shares outstanding    10,173,464   $ 10,173,464     6,351,500   $  6,351,500
                                                                      ============                 ============
Shares outstanding at beginning of year                  40,692,541                   34,341,041
                                                        -----------                  -----------
Shares outstanding at end of year                        50,866,005                   40,692,541
                                                        ===========                  ===========

GOVERNMENT BOND PORTFOLIO

                                                                      YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------
                                                                  2007                       2006
                                                        ------------------------   ------------------------
                                                          SHARES        AMOUNT       SHARES        AMOUNT
                                                        ----------   -----------   ----------   -----------
Sale of capital shares                                   2,091,752   $ 2,185,707    1,314,300   $ 1,359,952
Investment income dividends reinvested                     579,048       608,001      528,958       540,033
                                                        ----------   -----------   ----------   -----------
Subtotals                                                2,670,800     2,793,708    1,843,258     1,899,985
Redemptions of capital shares outstanding               (1,238,582)   (1,293,051)  (1,405,843)   (1,464,571)
                                                        ----------   -----------   ----------   -----------
Net increase (decrease) in capital shares outstanding    1,432,218   $ 1,500,657      437,415   $   435,414
                                                                     ===========                ===========
Shares outstanding at beginning of year                 12,818,452                 12,381,037
                                                        ----------                 ----------
Shares outstanding at end of year                       14,250,670                 12,818,452
                                                        ==========                 ==========

SMALL-CAP/MID-CAP PORTFOLIO

                                                                      YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------
                                                                  2007                       2006
                                                        ------------------------   ------------------------
                                                          SHARES        AMOUNT       SHARES        AMOUNT
                                                        ----------   -----------   ----------   -----------
Sale of capital shares                                   2,705,756   $   959,502    5,228,888    $1,529,265
Redemptions of capital shares outstanding               (3,594,279)   (1,162,899)  (1,945,312)     (568,365)
                                                        ----------   -----------   ----------    ----------
Net increase (decrease) in capital shares outstanding     (888,523)  $  (203,397)   3,283,576    $  960,900
                                                                     ===========                 ==========
Shares outstanding at beginning of year                 16,514,528                 13,230,952
                                                        ----------                 ----------
Shares outstanding at end of year                       15,626,005                 16,514,528
                                                        ==========                 ==========

HIGH YIELD BOND PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------
                                                                  2007                       2006
                                                        -----------------------   -----------------------
                                                          SHARES       AMOUNT       SHARES       AMOUNT
                                                        ----------   ----------   ----------   ----------
Sale of capital shares                                   1,145,371   $  986,571      779,420   $  675,172
Investment income dividends reinvested                   2,303,309    1,865,680    2,073,061    1,766,707
                                                        ----------   ----------    ---------   ----------
Subtotals                                                3,448,680    2,852,251    2,852,481    2,441,879
Redemptions of capital shares outstanding                 (593,496)    (507,587)    (574,042)    (499,799)
                                                        ----------   ----------    ---------   ----------
Net increase (decrease) in capital shares outstanding    2,855,184   $2,344,664    2,278,439   $1,942,080
                                                                     ==========                ==========
Shares outstanding at beginning of year                 35,277,510                32,999,071
                                                        ----------                ----------
Shares outstanding at end of year                       38,132,694                35,277,510
                                                        ==========                ==========

INTERNATIONAL STOCK PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------
                                                                  2007                     2006
                                                        -----------------------   ----------------------
                                                          SHARES       AMOUNT      SHARES       AMOUNT
                                                        ----------   ----------   ---------   ----------
Sale of capital shares                                   1,396,114   $1,362,649   1,233,232   $1,067,948
Investment income dividends reinvested                     150,143      147,140     135,194      125,729
                                                        ----------   ----------   ---------   ----------
Subtotals                                                1,546,257    1,509,789   1,368,426    1,193,677
Redemptions of capital shares outstanding               (1,004,729)    (972,957)   (455,142)    (394,355)
                                                        ----------   ----------   ---------   ----------
Net increase (decrease) in capital shares outstanding      541,528   $  536,832     913,284   $  799,322
                                                                     ==========               ==========
Shares outstanding at beginning of year                  8,116,253                7,202,969
                                                        ----------                ---------
Shares outstanding at end of year                        8,657,781                8,116,253
                                                        ==========                =========

RECLASSIFICATION OF CAPITAL ACCOUNTS:
Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no net effect on net assets or net asset value per share. For the year ended December 31, 2007, each series recorded the following reclassification to the accounts listed below:

                                                  ACCUMULATED NET
                                ACCUMULATED NET    REALIZED GAIN
                                INVESTMENT LOSS        (LOSS)
                                ---------------   --------------
ANIA Sm-Cap/Mid-Cap Portfolio        8,555            (8,555)

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the following years ended December 31:

                                  2007         2006
                               ----------   ----------
GROWTH PORTFOLIO
   Distributions paid from:
      Ordinary income          $  353,468   $  222,536
      Long-term capital gain      229,065      751,070
                               ----------   ----------
                               $  582,533   $  973,606
                               ==========   ==========
EQUITY INCOME PORTFOLIO
   Distributions paid from:
      Ordinary income          $  834,503   $  943,720
      Long-term capital gain      475,998    1,496,534
                               ----------   ----------
                               $1,310,501   $2,440,254
                               ==========   ==========
BALANCED PORTFOLIO
   Distributions paid from:
      Ordinary income          $  547,481   $  400,263
      Long-term capital gain       21,222      243,720
                               ----------   ----------
                               $  568,703   $  643,983
                               ==========   ==========
MONEY MARKET PORTFOLIO
   Distributions paid from:
      Ordinary income          $2,041,465   $1,640,135
      Long-term capital gain           --           --
                               ----------   ----------
                               $2,041,465   $1,640,135
                               ==========   ==========
GOVERNMENT BOND PORTFOLIO
   Distributions paid from:
      Ordinary income          $  608,000   $  540,033
      Long-term capital gain           --           --
                               ----------   ----------
                               $  608,000   $  540,033
                               ==========   ==========
HIGH YIELD BOND PORTFOLIO
   Distributions paid from:
      Ordinary income          $1,865,680   $1,766,707
      Long-term capital gain           --           --
                               ----------   ----------
                               $1,865,680   $1,766,707
                               ==========   ==========
INTERNATIONAL STOCK PORTFOLIO
   Distributions paid from:
      Ordinary income          $  147,140   $  125,729
      Long-term capital gain           --           --
                               ----------   ----------
                               $  147,140   $  125,729
                               ==========   ==========

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

GROWTH PORTFOLIO
Undistributed ordinary income             $   25,605
                                          ----------
   Tax Accumulated Earnings                   25,605
Accumulated capital and other losses         (36,304)
Unrealized appreciation                    3,135,969
                                          ----------
   Total Accumulated Earnings (Deficit)   $3,125,270
                                          ==========

EQUITY INCOME PORTFOLIO
Accumulated capital and other losses        (299,720)
Unrealized appreciation                   $3,219,714
                                          ----------
   Total Accumulated Earnings (Deficit)   $2,919,994
                                          ==========

BALANCED PORTFOLIO
Undistributed ordinary income             $   24,179
Undistributed long-term capital gains          8,662
                                          ----------
   Tax Accumulated Earnings                   32,841
Unrealized appreciation                    2,288,274
                                          ----------
   Total Accumulated Earnings (Deficit)   $2,321,115
                                          ==========
GOVERNMENT BOND PORTFOLIO
Undistributed ordinary income             $    6,463
                                          ----------
   Tax Accumulated Earnings                    6,463
Accumulated capital and other losses        (233,428)
Unrealized depreciation                      345,032
                                          ----------
   Total Accumulated Earnings (Deficit)   $  118,067
                                          ==========

SMALL-CAP/MID-CAP PORTFOLIO
Accumulated capital and other losses      $  (601,198)
Unrealized appreciation                     1,103,568
                                          -----------
   Total Accumulated Earnings (Deficit)   $   502,370
                                          ===========

HIGH YIELD BOND PORTFOLIO
Undistributed ordinary income             $    18,946
                                          -----------
   Tax Accumulated Earnings                    18,946
Accumulated capital and other losses       (1,051,145)
Unrealized depreciation                    (3,556,479)
                                          -----------
   Total Accumulated Earnings (Deficit)   $(4,588,678)
                                          ===========

INTERNATIONAL STOCK PORTFOLIO
Undistributed ordinary income             $     2,909
                                          -----------
   Tax Accumulated Earnings                     2,909
Accumulated capital and other losses         (117,984)
Unrealized appreciation                       909,112
                                          -----------
   Total Accumulated Earnings (Deficit)   $   794,037
                                          ===========

NOTE 6--NEW ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC delayed the implementation of FIN 48 for regulated investment companies for an additional six months making it effective June 29, 2007. The Funds adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, as of December 31, 2007. As a result of the implementation of Interpretation 48, there was no impact to the Funds. The Funds file income tax returns in the U.S. federal jurisdiction and are no longer subject to U.S. federal or state income tax examinations by tax authorities for years before 2003.

In September 2006 and February 2007, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No.157, Fair Value Measurements ("FAS 157") and Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("FAS 159"). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP) and expands disclosures about fair value measurement. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value. The provisions of FAS 157 and FAS 159 are effective for fiscal years beginning after November 15, 2007. Management is currently assessing the impact of FAS 157 and FAS 159, if any, on the Funds' financial statements and intends for the Funds to adopt the FAS 157 and FAS 159 provisions during 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee, Board of
   Directors and Shareholders
American National Investment Accounts, Inc.
League City, Texas

We have audited the accompanying statements of assets and liabilities of American National Investment Accounts, Inc. (comprised of the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio, Money Market Portfolio, Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio and International Stock Portfolio, hereafter referred to as "the Funds"), including the schedules of investments, as of December 31, 2007, and the related statements of operations for the year then ended and changes in net assets and financial highlights for each of the two years then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American National Investment Accounts, Inc., as of December 31, 2007, the results of their operations for the year then ended and changes in their net assets and the financial highlights for each of the two years then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ BKD, LLP
Houston, Texas
February 18, 2008

SUPPLEMENTAL INFORMATION
(Unaudited) (As of 2/28/08)

Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request by calling (800) 231-4639.

INDEPENDENT DIRECTORS

                                                                                                                      NUMBER OF
                                                                                                                    PORTFOLIOS IN
                            POSITION(S)     TERM OF OFFICE                                                          FUND COMPLEX
     NAME, ADDRESS,            HELD          AND LENGTH OF                  PRINCIPAL OCCUPATION(S)                  OVERSEEN BY
        AND AGE              WITH FUND       TIME SERVED                      DURING PAST 5 YEARS                     DIRECTOR
-----------------------   ---------------   --------------   ----------------------------------------------------   -------------
Florentino F. Gonzalez    Director          Indefinite       HR Consultant, The University of Texas Medical              15*
2450 South Shore Blvd.,                     Since 11/05      Branch at Galveston
League City, TX 77573
Age 48

Edwin K. Nolan            Director          Indefinite       Investor and Attorney, Law Offices, Edwin K.                15*
2450 South Shore Blvd.,                     Since 11/97      Nolan, P.C.
League City, TX 77573
Age 64                    Nominating        Indefinite       Director/Owner of Canyon Lake Aviation, Inc.
                          Committee         Since 11/00

                          Audit             Indefinite       Director of Hancock Mini Mart, Inc.
                          Committee         Since 11/03

Robert V. Shattuck        Director          Indefinite       Attorney, Law Offices, Robert V. Shattuck, Jr.              15*
2450 South Shore Blvd.,                     Since 11/97
League City, TX 77573     Nominating
Age 66                    Committee         Indefinite
                                            Since 11/00

Donald P. Stevens         Director          Indefinite       Retired, Assistant to the President for Governmental        15*
2450 South Shore Blvd.,                     Since 9/00       Relations of the University of Texas Medical
League City, TX 77573                                        Branch,Galveston, TX
Age 60                    Nominating        Indefinite
                          Committee         Since 11/00      Vice President and Director, Jamail Galveston
                                                             Foundation (a family charitable foundation)

                          Audit             Indefinite
                          Committee         Since 11/05

Steven H. Stubbs          Director          Indefinite       President and Director of Dancing Rabbit Press,             15*
2450 South Shore Blvd.,                     Since 9/00       Inc. (a publishing company)
League City, TX 77573
Age 69                    Audit Committee   Indefinite       Director, Neshoba County Public Library
                          Chairman          Since 8/03

                                                                                                          NUMBER OF
                                                                                                         PORTFOLIOS
                                          TERM OF                                                          IN FUND
                          POSITION(S)    OFFICE AND                                                        COMPLEX      INTERESTED
     NAME, ADDRESS,          HELD        LENGTH OF                 PRINCIPAL OCCUPATION(S)               OVERSEEN BY     DIRECTOR
        AND AGE            WITH FUND    TIME SERVED                  DURING PAST 5 YEARS                   DIRECTOR    RELATIONSHIP
-----------------------   -----------   -----------   ------------------------------------------------   -----------   ------------
Michael W. McCroskey      President &   Indefinite    President, CEO, Director and member of                 15*           (1)
2450 South Shore Blvd.,   Director      Since 8/94    Executive Committee of Securities Management
League City, TX 77573                                 and Research, Inc. (SM&R)^
Age 64
                                                      Executive Vice President and Treasurer of
                                                      American National Insurance Company

                                                      Vice President of Garden State Life Insurance
                                                      Company^

                                                      Vice President of American National Property &
                                                      Casualty Company^

                                                      Vice President of Standard Life & Accident
                                                      Insurance Company^

                                                      Vice President of Pacific Property and Casualty
                                                      Company^

                                                      Assistant Secretary of American National General
                                                      Insurance Company^

                                                      Assistant Secretary of American National Life
                                                      Insurance Company of Texas^

                                                      Director and President of ANREM Corporation
                                                      (real estate management company)^

                                                      Vice President and Director of ANTAC
                                                      Corporation (real estate management company)^

                                                      Director of Comprehensive Investment Services,
                                                      Inc. (investment services company)^

                                                      Vice President of Farm Family Life Insurance
                                                      Company^

                                                      Vice President of Farm Family Casualty
                                                      Insurance Company^

                                                      Vice President of United Farm Family Insurance
                                                      Company^

                                                      Vice President and Director of Eagle 99, Inc.
                                                      (real estate investment company)^

                                                      President and Director of ANH(2)O, Inc. (real
                                                      estate investment company)^

                                                                                                           NUMBER OF
                                                                                                          PORTFOLIOS
                                          TERM OF                                                           IN FUND
                          POSITION(S)    OFFICE AND                                                         COMPLEX      INTERESTED
     NAME, ADDRESS,          HELD        LENGTH OF                 PRINCIPAL OCCUPATION(S)                OVERSEEN BY     DIRECTOR
        AND AGE            WITH FUND    TIME SERVED                  DURING PAST 5 YEARS                    DIRECTOR    RELATIONSHIP
-----------------------   -----------   -----------   -------------------------------------------------   -----------   ------------
Lea McLeod Matthews       Director      Indefinite    Writer/Communications Specialist Nashville, TN          15*           (2)
2450 South Shore Blvd.,                 Since 8/94    (10/06-Present)
League City, TX 77573
Age 45                                                Psychology Intern, Vanderbilt University Medical
                                                      Center, Division of Adult Psychiatry (8/05-10/06)

                                                      Communications Specialist, National Western
                                                      Life Insurance Company (5/02-8/05)

                                                      Director of Garden State Life Insurance Company^

                                                      Senior Communications Specialist, Texas
                                                      Guaranteed Student Loan Corporation
                                                      (1/01-5/02)

Ann McLeod Moody          Director      Indefinite    Housewife, Personal Investments                         15*         (3,2)
2450 South Shore Blvd.,                 Since 11/97
League City, TX 77573                                 Director of Moody Gardens, Inc. (charitable
Age 70                                                organization)

Jamie G. Williams         Director      Indefinite    Regional Grants Director, The Moody Foundation          15*          (4)
2450 South Shore Blvd.,                 Since 11/97   (charitable foundation)
League City, TX 77573
Age 61                                                President's Advisory Council, Dallas Center for
                                                      the Performing Arts Foundation (organization
                                                      that supports the arts in the Dallas, TX area)

(1) Mr. McCroskey serves as an officer and director of SM&R, the Funds' investment adviser. He also serves as an officer of SM&R's parent company, American National Insurance Company ("American National").

(2) Ms. Matthews is the step-daughter of Robert L. Moody. Mr. Moody is the Chairman of the Board and Chief Executive Officer of American National, the parent of SM&R. Mr. Moody is also a trustee of The Moody Foundation, a charitable foundation established for charitable and educational purposes, which owns approximately 23.23% of the outstanding common shares of American National, and he serves as Chairman of the Board, President and Chief Executive Officer of The Moody National Bank of Galveston (the "Bank"), which, in its capacity as trustee and custodian, votes approximately 46.55% of the outstanding common shares of American National. Mr. Moody is also the President and a director of the companies owning the controlling interests in such bank, and he is a life income beneficiary of one of such trusts.

     Ms. Matthews is the daughter of Funds' director Ann McLeod Moody.

(3) Ms. Moody is the spouse of Robert L. Moody. See footnote 2 above. Ms. Moody is the mother of Funds' director Lea McLeod Matthews.

(4) Ms. Williams is an employee of The Moody Foundation, which owns approximately 23.23% of American National, the parent of SM&R.

* Also a Director of SM&R Investments, Inc., another investment company advised by SM&R, which has 11 portfolios.

^    Under control of American National.

                                                                                                                      NUMBER OF
                                                                                                                    PORTFOLIOS IN
                            POSITION(S)     TERM OF OFFICE                                                          FUND COMPLEX
     NAME, ADDRESS,            HELD          AND LENGTH OF                  PRINCIPAL OCCUPATION(S)                  OVERSEEN BY
        AND AGE              WITH FUND       TIME SERVED                      DURING PAST 5 YEARS                      OFFICER
-----------------------   ---------------   --------------   ----------------------------------------------------   -------------
Michael W. McCroskey      President &       Indefinite       SEE INTERESTED DIRECTOR TABLE ABOVE                         15
                          Director(P.)      Since 08/94

Brenda T. Koelemay        Vice              Indefinite       Vice President & Treasurer of SM&R                          15
2450 South Shore Blvd.,   President &       Since 07/92
League City, TX 77573     Treasurer(P.)
Age 53

Teresa E. Axelson         Vice              Indefinite       Vice President / Secretary and CCO of SM&R                  15
2450 South Shore Blvd.,   President &       Since 05/83
League City, TX 77573     Secretary(P.)     Indefinite
Age 60                    Chief             Since 02/07
                          Compliance
                          Officer

(P.) Positions also held with SM&R Investments, Inc. another investment company advised by SM&R.

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

                               2450 South Shore Boulevard, League City, TX 77573

                                    DIRECTORS
                             Florentino F. Gonzalez
                               Lea McLeod Matthews
                              Michael W. McCroskey
                                Ann McLeod Moody
                                 Edwin K. Nolan
                             Robert V. Shattuck, Jr.
                                Donald P. Stevens
                                Steven H. Stubbs
                                Jamie G. Williams

                                    OFFICERS
                         Michael W. McCroskey, President
                Brenda T. Koelemay, Vice President and Treasurer
                  Teresa E. Axelson, Vice President, Secretary
                          and Chief Compliance Officer

                         INVESTMENT ADVISER AND MANAGER
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

                                    CUSTODIAN
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

                                  LEGAL COUNSEL
                            Greer, Herz & Adams, LLP
                                 One Moody Plaza
                               Galveston, TX 77550

                        UNDERWRITER AND REDEMPTION AGENT
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

               TRANSFER AGENT, REGISTRAR AND DIVIDEND PAYING AGENT
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                    BKD, LLP
                         2800 Post Oak Blvd., Suite 3200
                                Houston, TX 77056

Item 2	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to the
		registrants principal executive officer, principal financial
		officer, principal accounting officer or controller, or	persons
		performing similar functions (the Code).

	(b)	For purposes of this Item, the term code of ethics means
		written standards that are reasonably designed to deter wrong-doing and to promote:

		(1)	Honest and ethical conduct, including the ethical
			handling of actual or apparent conflicts of interest between personal and professional relationships;

		(2)	Full, fair, accurate, timely, and understandable
			disclosure in reports and documents that a registrant files with, or submits to , the Commission and in other public communications made by the registrant;

		(3)	Compliance with applicable governmental laws, rules,
			and regulations;

		(4)	The prompt internal reporting of violations of the Code
			to an appropriate person or persons identified in the Code; and

		(5)	Accountability for adherence to the Code.

	(c)	There were no amendments to the Code during the period covered
		by the report.

	(d)	The registrant did not grant any waivers, including implicit
		waivers, from any provisions of the Code to the principal executive
		officer, principal financial officer, principal accounting officer
		or controller, or persons performing similar functions during the
		period covered by this report.

	(e)	Not applicable

	(f)	See item 12(a)(1) regarding the filing of the Code of Ethics for
		Principal Executive and Principal Financial Officers of American National Investment Accounts, Inc.

Item 3	Audit Committee Financial Expert.

	(a)	The Board of Directors has determined that the registrant has
		at least one Audit committee financial expert serving on its Audit Committee.

	(b)	The Audit Committee financial expert is Steven H. Stubbs. Mr.
		Stubbs is independent within the meaning of that term used in Form N-CSR.

Item 4	Principal Accountant Fees and Services.

	(a)	Audit fees for American National Investment Accounts, Inc. totaled
		approximately $73,000 in 2007 and approximately $62,700 in 2006, including fees associated with the annual audit and filings of the Portfolios Form N-1A and Form N-SAR.

	(b)	None

	(c)	Fees for tax services to American National Investment Accounts,
		Inc., including tax compliance, tax advice and tax planning, totaled approximately $0 in 2007 and $0 in 2006.

	(d)	None

	(e)	(1)	The regristrants audit committee has adopted policies and
			procedures that require the audit committee to pre-approve
			all audit and non-audit services provided to the registrant
			by the principal accountant.

		(2)	All of the services described in paragraphs (b) through (d)
			of item 4 were approved by the audit committee.

	(f)	All services performed on the engagement to audit the registrants
		financial statements for the most recent fiscal year-end were performed by the principal accountants full-time, permanent employees.

	(g)	None

	(h)	The registrants independent auditor did not provide any non-audit
		services to the registrants investment adviser or any entity
		controlling, controlled by or controlled with the registrants
		investment adviser that provides ongoing services to the registrant.


Item 5	Audit Committee of Listed Registrants.

	Not applicable

Item 6	Schedule of Investments.

	The Schedule of Investments is filed under Item 1 of this form.

Item 7	Disclosure of Proxy Voting Policies and Procedures for Closed-end
	Management Investment Companies.

	Not applicable

Item 8	Portfolio Managers of Closed-end Management Investment Companies.

	Not applicable

Item 9	Purchases of Equity Securities by Closed-end Management Investment
	Company and Affiliated Purchasers.

	Not applicable

Item 10	Submission of Matters to a Vote of Security Holders.

	There have been no material changes to the procedures by which shareholders
	may recommend nominees to the registrants board of directors during this
	period.

Item 11	Controls and Procedures.

	(a)	As of February 18, 2008, an evaluation was performed under the
		supervision and with the participation of the officers of American
		National Investment Accounts, Inc. (the Company), including the
		Chief Executive Officer (CEO) and Chief Financial Officer
		(CFO), of the effectiveness of the Companys disclosure controls
		and procedures.  Based on that evaluation, the officers, including
		the CEO and CFO, conclude that, as of February 18, 2008, the
		companys disclosure controls and procedures (as defined in Rule
		30a-3(c) under the Investment Company Act of 1940, as amended) were
		reasonably designed so as to ensure that material information
		relating to the Company is made known to the CEO and CFO.

	(b)	There have been no significant changes in the Companys internal
		controls or in other factors that could significantly affect these
		controls subsequent to the date of their evaluation and until the
		filing of this report, including any corrective actions with regard
		to significant deficiencies and material weaknesses.


Item 12	Exhibits.

	(a) 	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and
			attached hereto.

		(2)	Certifications pursuant to Rule  30a-2(a) under the
			Investment Act of 1940 are filed and attached hereto.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of
		2002 are filed and attached hereto.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


American National  Investment Accounts, Inc.

By:
	Michael W. McCroskey, Principal Executive Officer

Date:	March 5, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
	Michael W. McCroskey, Principal Executive Officer

Date:	March 5, 2008


By:
	Brenda T. Koelemay, Principal Financial Officer

Date:	March 5, 2008